Wilton Reassurance Life
Company of New York
Statutory-Basis Financial Statements
As of December 31, 2021 and 2020 and for the
Years Ended December 31, 2021, 2020 and 2019
and Independent Auditor’s Report
0

◼Deloitte & Touche LLP 30 Rockefeller Plaza 41st Floor New York, NY 10112-0015 USA	◼Tel: +1 212 492 4000 Fax: +1 212 489 1687 www.deloitte.com
INDEPENDENT AUDITOR’S REPORT
To the Board of Directors of
Wilton Reassurance Life Company of New York:
Opinions
We have audited the statutory-basis financial statements of Wilton Reassurance Life Company of New York (the “Company”), which comprise the statutory-basis balance sheets as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Emphasis of Matter
As discussed in Note 1 to the statutory-basis financial statements, effective November 1, 2021, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company were merged with and into the Company. As required by Statements of Statutory Accounting Principles No. 3, Accounting Changes and Corrections of Errors, these statutory-basis financial statements are prepared as if the merger occurred on January 1, 2019. Our opinion is not modified with respect to this matter.

1

Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are available to be issued.
Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

April 11, 2022

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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

AS OF DECEMBER 31, 2021 AND 2020

(Amounts in thousands of US Dollars, except share amounts)

	2021	2020
Admitted assets
Cash and invested assets:
Bonds	$5,838,302	$4,870,128
Preferred stocks	100,844	40,588
Common stocks	8,198	249,800
Mortgage loans on real estate	461,111	631,923
Cash, cash equivalents, and short-term investments	174,128	147,798
Policy loans	29,246	48,956
Other invested assets	390,856	432,689
Receivables for securities	2,593	712
Securities lending reinvested collateral assets	-	1,414
Total cash and invested assets	7,005,278	6,424,008
Accrued investment income	50,463	50,472
Deferred and uncollected life premiums —net of loading of $2,248 and $5,490 at
December 31, 2021 and 2020, respectively	16,023	31,102
Reinsurance recoverable	5,711	18,452
Net deferred tax assets	-	38,191
Other assets	8,767	11,949
Separate account assets	429,520	447,268
Total admitted assets	$7,515,762	$7,021,442
Liabilities
Policy and contract liabilities
Life, annuity and accident & health reserves	$2,390,822	$5,259,840
Policy and contract claims	22,131	31,520
Policyholders’ funds	12,434	325,203
Total policy and contract liabilities	2,425,387	5,616,563
Other amounts payable on reinsurance	95,126	706
Interest maintenance reserve	27,431	24,096
Accounts payable and general expenses due and accrued	14,117	11,717
Current federal income taxes	12,585	721
Amounts withheld or retained by company as agent or trustee	665	638
Remittances not allocated	15,034	2,971
Asset valuation reserve	115,721	152,440
Reinsurance in unauthorized and certified companies	2,499	2,220
Funds held under reinsurance treaties	3,983,353	2,940
Payable to parent and affiliates	4,524	539
Payable for securities lending	-	76,033
Payable for securities	6,638	-
Net deferred tax liabilities	11,150	-
Other liabilities	44,396	34,774
Separate account liabilities	429,520	447,268
Total liabilities	7,188,146	6,373,626
Capital and Surplus:
Common stock, $4.55 par value —authorized, 1,100,000 shares;
issued and outstanding, 550,000 shares	2,503	2,503
Paid-in surplus	282,946	208,099

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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS
 (CONTINUED)

AS OF DECEMBER 31, 2021 AND 2020

(Amounts in thousands of US Dollars, except share amounts)

	2021	2020
Unassigned surplus and special surplus funds	42,167	437,214
Total capital and surplus	327,616	647,816
Total liabilities and capital and surplus	$7,515,762	$7,021,442

See accompanying notes to statutory-basis financial statements.
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FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

STATUTORY-BASIS STATEMENTS OF OPERATIONS

(Amounts in thousands of US Dollars)

	2021	2020	2019
Premiums and other revenues
Life, annuity and health premiums	$ (4,000,028)	$181,266	$210,006
Consideration for supplementary contracts with life contingencies	1,307	1,014	409
Net investment income	296,084	308,724	302,157
Amortization of interest maintenance reserve	8,161	8,058	4,968
Commissions and expense allowances on reinsurance ceded	(172,702)	3,146	3,777
Other revenues —net	(12,136)	(21,295)	(27,626)
Total premiums and other revenues	(3,879,314)	480,913	493,691
Benefits paid or provided
Death benefits	90,258	102,723	81,963
Annuity benefits	131,037	164,611	179,903
Surrender benefits and withdrawals	108,133	110,152	168,013
Payments on supplementary contracts with life contingencies	1,442	1,404	1,322
Interest and adjustments on contract or deposit-type contract funds	11,756	18,288	18,947
Change in life, annuity and accident & health reserves	(2,869,590)	96,842	(23,833)
Other benefits	6,408	13,088	39,830
Total benefits paid or provided	(2,520,556)	507,108	466,145
Insurance expenses and other deductions
Commissions and expense allowances	12,580	11,387	20,612
General insurance expenses	35,198	40,896	47,769
Insurance taxes, licenses, and fees	7,690	8,519	9,612
(Increase) decrease in loading on deferred and uncollected premiums	3,322	122	(1,420)
Funds held interest ceded	33,140	318	155
Net transfer to or (from) separate accounts	(45,320)	(37,105)	(46,189)
Other	205	505	473
Total insurance expenses and other deductions	46,815	24,642	31,012
Gain (Loss) from operations before federal income taxes and net realized capital gains (losses)	(1,405,573)	(50,837)	(3,466)
Income tax expenses (benefits)	(336,277)	8,787	29,965
Gain (Loss) from operations before net realized capital gains (losses)	(1,069,296)	(59,624)	(33,431)
Net realized capital gains (losses)	138,065	(17,938)	12,584
Net gain (loss)	$ (931,231)	$(77,562)	$(20,847)

See accompanying notes to statutory-basis financial statements.
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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CHANGES IN

CAPITAL AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Amounts in thousands of US Dollars)

	Common Stock	Paid-In Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balances—December 31, 2018	$2,503	$208,099	$544,245	$754,847
Net gain (loss)	-	-	(20,847)	(20,847)
Change in unrealized capital gains (losses)	-	-	13,303	13,303
Change in net deferred income tax	-	-	30,250	30,250
Change in nonadmitted assets	-	-	(16,036)	(16,036)
Change in liability for reinsurance in
unauthorized and certified companies	-	-	820	820
Change in asset valuation reserve	-	-	(24,457)	(24,457)
Dividend to stockholder	-	-	(10,005)	(10,005)
Balances—December 31, 2019	2,503	208,099	517,273	727,875
Net gain (loss)	-	-	(77,562)	(77,562)
Change in unrealized capital gains (losses)	-	-	(875)	(875)
Change in net deferred income tax	-	-	24,003	24,003
Change in nonadmitted assets	-	-	(21,056)	(21,056)
Change in liability for reinsurance in				-
unauthorized and certified companies	-	-	(134)	(134)
Change in reserve on account of change in valuation basis	-	-	(5,902)	(5,902)
Change in asset valuation reserve	-	-	1,467	1,467
Balances—December 31, 2020	2,503	208,099	437,214	647,816
Net gain (loss)	-	-	(931,231)	(931,231)
Change in unrealized capital gains (losses)	-	-	(42,112)	(42,112)
Change in net deferred income tax	-	-	(107,690)	(107,690)
Change in nonadmitted assets	-	-	51,796	51,796
Change in liability for reinsurance in
unauthorized and certified companies	-	-	(279)	(279)
Change in asset valuation reserve	-	-	36,718	36,718
Change in surplus as a result of reinsurance	-	-	12,598	12,598
Contribution of paid-in surplus	-	660,000	-	660,000
Quasi -Reorganization	-	(585,153)	585,153	-
Balances—December 31, 2021	$2,503	$282,946	$42,167	$327,616

See accompanying notes to statutory-basis financial statements.
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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF

CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

	2021	2020	2019
Operations
Premiums collected net of reinsurance	$ (176,482)	$183,056	$209,449
Net investment income received	283,225	281,358	277,332
Miscellaneous income received (loss paid)	(157,342)	(7,190)	4,283
Benefits and losses paid	(308,320)	(423,325)	(494,007)
Net transfers from separate accounts	59,108	32,852	60,615
Commissions and expenses paid	(88,410)	(62,232)	(72,441)
Dividends paid to policyholders	(45)	(31)	(42)
Federal income taxes received (paid)	305,036	(36,244)	(2,195)
Net cash provided by (used in) operations	(83,230)	(31,756)	(17,006)
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	964,765	1,186,898	829,104
Stocks	340,582	134,165	134,467
Mortgage loans on real estate	208,498	118,853	66,382
Other invested assets	306,304	46,196	39,535
Net gains (losses) on cash, cash equivalents and short-term investments	2	(193)	(28)
Miscellaneous proceeds	7,268	-	3,703
Total investment proceeds	1,827,419	1,485,919	1,073,163
Cost of investments acquired:
Bonds	1,896,579	1,135,313	672,607
Stocks	126,407	189,682	101,081
Mortgage loans on real estate	22,560	22,883	122,050
Other invested assets	175,619	67,164	72,800
Miscellaneous applications	-	7,427	4,096
Total cost of investments acquired	2,221,165	1,422,469	972,634
Increase (decrease) in policy loans	(2,699)	(1,831)	(1,322)
Net cash provided by (used in) investment activities	(391,047)	65,281	101,851
Financing and miscellaneous activities
Capital and paid in surplus	660,000	-	-
Net inflow (withdrawal) on deposit type contracts	(34,900)	(46,542)	(47,630)
Dividends to stockholder	-	-	10,005
Other cash provided (applied)	(124,493)	(75,257)	90,307
Net cash provided by (used in) financing and miscellaneous activities	500,607	(121,799)	32,672
Net increase (decrease) in cash, cash equivalents and short-term investments	26,330	(88,274)	117,517
Cash, cash equivalents and short-term investments
Beginning of year	147,798	236,072	118,555
End of year	$174,128	$147,798	$236,072

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WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF

CASH FLOWS
 (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

	2021	2020	2019
Cash flow information for non-cash transactions
Initial reinsurance transfer - considerations	$ 4,048,954	$ -	$ -
Reclass of negative unassigned surplus to gross paid in capital	585,153	-	-
Initial reinsurance rransfer - deposit type contracts	277,869	-	-
Assets transferred to former parent	256,274	-	-
Exchanges of invested assets reported as purchases and sales	44,408	117,285	86,650
IMR xold	17,685	-	-
Initial reinsurance transfer - contract loans	17,159	-	-
Unamortized reinsurance gain	12,598	-	-
Reinvestment of non-cash distributions from other invested assets	2,498	3,289	3,395
Income from other invested assets	606	12,585	929
Change in receivable from securities sold	207	149,917	149,288
Stock dividends received	8	15	37
Stock distributions - a return of capital	5	3	4
Change in payable for securities acquired	-	712	712
Mortgage loans refinanced	-	-	8,388

See accompanying notes to statutory-basis financial statements.
8

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies
Organization
Wilton Reassurance Life Company of New York (the Company or WRNY) is a stock life insurance company organized in 1955 under the laws of the State of New York. The Company is licensed in all 50 states, the District of Columbia and the U.S. Virgin Islands, although, historically, its marketing efforts were concentrated in the State of New York. The Company has no employees and writes no new primary insurance policies. Existing inforce product lines include traditional, interest-sensitive, and variable life insurance, voluntary accident and health insurance products, and deferred fixed, immediate fixed and variable annuities.
The Company is a wholly owned subsidiary of Wilton Reassurance Company (WRAC) which, in turn is a wholly owned subsidiary of Wilton Re U.S. Holdings, Inc., a Delaware corporation (Wilton Re U.S.). All but a de minimis portion of the economic interests and 100% of the voting interests of Wilton Re U.S. are held or controlled by Wilton Re U.S. Holdings Trust, an Ontario trust (the Wilton Re Trust). In turn, all economic interests associated with the Wilton Re Trust accrue to Wilton Re Ltd. (WRL), a non-insurance holding company registered in Nova Scotia, Canada. WRL is deemed the ultimate parent corporation in the Company’s holding company system.
The Company is party to a services agreement (the Services Agreement) with its affiliate, Wilton Re Services, Inc. (Wilton Re Services), pursuant to which Wilton Re Services provides certain accounting, actuarial and administrative services.
Acquisition
On March 29, 2021, WRAC entered into a Stock Purchase Agreement (Purchase Agreement) with Allstate Life Insurance Company (ALIC), Allstate Insurance Company (AIC), Allstate Financial Insurance Holdings Corporation (AFIHC), and Allstate Insurance Holdings, LLC (AIH) to acquire the Allstate Life Insurance Company of New York (ALICNY), a wholly owned subsidiary of ALIC domiciled in New York, and Intramerica Life Insurance Company (Intramerica), a wholly owned subsidiary of AFIHC domiciled in New York (the Acquisition).
In September 2021, ALICNY’s Board of Directors authorized up to 175,000 of new shares of common capital stock. Under the terms of the Purchase Agreement, immediately prior to the consummation of the sale of ALICNY, ALICNY issued 87,936 of the newly issued shares to AIH in exchange for $660,000 in cash.
As of September 30, 2021, necessary state regulatory approvals were received and on October 1, 2021, the Acquisition closed and WRAC became the parent of ALICNY and Intramerica.
Immediately following the Acquisition and prior to the Merger described below, ALICNY restated its gross paid-in and contributed surplus and unassigned funds (surplus) by $585,153 under a quasi-reorganization (National Association of Insurance Commissioners’ (NAIC) Statement of Statutory Accounting Principles No. 72, Surplus and Quasi-Reorganizations).
Statutory Merger
After receiving all regulatory approvals, effective November 1, 2021, ALICNY and Intramerica merged with and into the Company with the Company being the surviving company to the merger (the Merger).
In accordance with the Statements of Statutory Accounting Principles (SSAP) No. 68, Combinations and Goodwill, the Merger was accounted for as a statutory merger. No shares of stock were issued in the

9

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
transaction. Outstanding shares of ALICNY and Intramerica stock were retired. No adjustments were made directly to the surplus of the Company as a result of the Merger.
In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, all amounts previously reported as of December 31, 2020, and for the years ended December 31, 2020, and 2019, have been restated to reflect the Merger, as if it occurred on January 1, 2019. Pre-merger unaudited separate company premiums and other revenues, net gain (loss), and other surplus adjustments for the nine months ended September 30, 2021, and total surplus as of September 30, 2021, are presented below, along with subsequent changes resulting from transactions relating to the Acquisition:
	Premiums and other revenues	Net gain (loss)	Other surplus changes	Total Surplus
Reported at September 30, 2021
ALICNY	$283,987	$209,274	$(6,459)	$758,666
Intramerica	455	176	(18)	10,891
WRNY	46,443	11,341	(1,693)	90,870
Reported total	330,885	220,791	(8,170)	860,427
Transactions effective October 1, 2021
Share issuance[1]	-	-	660,000	660,000
Voluntary benefits reinsurance[2]	(35,612)	640	12,814	13,454
Other reinsurance[2]	4,600	(579)	(52)	(631)
Stop Loss termination[2]	-	(1,301,378)	-	(1,301,378)
Reinsurance to WRAC[2]	(4,291,347)	200,619	-	200,619
Tax effect of transactions	-	(20,663)	(88,198)	(108,861)
Transaction total	(4,322,359)	(1,121,361)	584,564	(536,797)
Total Company	$(3,991,474)	$(900,570)	$576,394	$323,630

1See Note 8 - Capital and Surplus for further details
2
See Note 6 - Reinsurance for further details
The Company has reclassified the presentation of certain ALICNY and Intramerica prior period financial statement amounts to conform to the Company’s current period presentation.
In addition, amounts due from ALICNY and Intramerica to former affiliates have been reclassified from payable to parent, subsidiaries and affiliates to other liabilities on the statutory-basis balance sheet ($4,778 as of December 31, 2020).
Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

10

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and decreases in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause mismatches in the asset and liability cash flows, the Company may have to sell assets prior to their maturity and realize a loss.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York.
The Department’s Insurance Regulation 172 requires the Company to record a write-in asset related to the gross premiums for reinsurance paid beyond the paid-to date of the underlying policy at the balance sheet date. These amounts would be refunded to the Company by the reinsurer in the event of policy termination.
The Department granted the Company a one-year waiver in performing Principals Based Reserving according to Insurance Regulation 213 with interest, mortality and other assumptions applied in compliance with statutory regulations, for the following policies:
•
Certain guaranteed term policies issued on or after May 13, 2019, and all guaranteed term policies issued on or after October 1, 2019
•
Certain universal life and whole life policies issued on or after October 1, 2019
•
All remaining life policies issued on or after January 1, 2020
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:
	2021	2020	2019
Net gain (loss)
State of New York basis	$(931,231)	$(77,562)	$(20,847)
State prescribed practices that increase/(decrease) NAIC SAP:
Premiums	(232)	34	11
Commissions and expense allowances on reinsurance ceded	(574)	(70)	(2)
Other revenues-net	1,390	33	(15)
(Increase) decrease in loading on deferred and uncollected premium	(181)	(105)	333
State permitted practices that increase/(decrease) NAIC SAP:
Change in life, annuity and accident & health reserves	562	-	-
Net gain (loss), NAIC SAP	$(930,266)	$(77,670)	$(20,520)

11

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
	2021	2020	2019
Statutory capital and surplus
State of New York basis	$327,616	$ 647,816
State prescribed practices that increase/(decrease) NAIC SAP:
Deferred and uncollected life premiums	9,572	9,985
Other assets	(2,652)	(3,467)
State permitted practices that increase/(decrease) NAIC SAP:
Life, annuity and accident & health reserves	562	-
Statutory capital and surplus, NAIC SAP	$335,098	$654,334
The accounting practices prescribed or permitted by the Department differs in certain respects from GAAP and the differences are not reasonably determinable but are presumed to be material. The important accounting practices prescribed by the Department and the more significant variances from GAAP are:
Investments
Investments in bonds and preferred stocks are reported at amortized cost or fair value based on their NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as trading and reported at fair value, with unrealized holding gains and losses reported in operations. Fair value for statutory purposes, as with GAAP, is based on quoted market prices while the fair value of private placements and credit tenant loans is obtained from independent third-party dealers.
For statutory purposes, all securities that represent beneficial interests in securitized assets (e.g. mortgage-backed securities and asset backed securities), are adjusted using the retrospective method when there is a change in estimated future cash flows. For loan-backed or structured securities if it is determined that an other-than-temporary credit impairment has occurred, the amortized cost basis of the security is written down to the present value of estimated future cash flows discounted using the effective interest rate inherent in the security. For all other investments in bonds and stocks, the retrospective method is used. If it is determined that a decline in fair value is other than temporary or the Company has the intent to sell, the cost basis of the security is written down to fair value. For GAAP, no other-than-temporary impairments are recognized as all securities are recorded at fair value with changes in fair value reported as unrealized gains and losses in operations.
Valuation Reserves
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to expected maturity of the securities sold. That net deferral is recorded by the Company as the interest maintenance reserve (IMR) in the statutory-basis balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold. Furthermore, under GAAP, to the extent that unrealized gains on fixed income securities supporting payout annuity contracts would result in a premium deficiency if those gains were realized, a related increase in insurance reserves for future policy benefits is recorded, net of tax, as a reduction of net unrealized gains.

12

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Value of Business Acquired (VOBA)
Excess statutory reserves assumed over the fair value of assets transferred in connection with the acquisition of blocks of business via reinsurance transactions is expensed. For GAAP, an intangible asset referred to as VOBA is established representing the contractual right to receive future profits from the acquired insurance policies or reinsurance contracts. The Company amortizes VOBA in proportion to premiums for traditional life products and in proportion to estimated gross profits (EGPs) for interest sensitive life products. The EGPs and related amortization of VOBA for interest sensitive life products are updated (unlocked) periodically to reflect revised assumptions for lapses, mortality and investment earnings. The Company performs periodic tests to establish that VOBA associated with traditional life products remains recoverable, and if financial performance significantly deteriorates to the point where VOBA is not recoverable, a cumulative charge to current operations will be recorded.
Nonadmitted Assets
Certain assets designated as “nonadmitted,” principally past-due agents’ balances, deferred taxes, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual, are excluded from the statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent these assets are not impaired.
Separate Accounts
Insurance activities of the Company’s separate accounts such as underwriting and contract administration, premium collection and payment of premium taxes, claims and benefits are accounted for as transactions of the general account. Under GAAP, separate accounts that meet the requirements for separate account presentation are presented as a single line item on the balance sheet and statement of operations of the general account. Those that do not meet the separate account definition are accounted for along with similar line items of the balance sheet and statement of operations of the general account.
Universal Life and Annuity Policies
Revenues for universal life and annuity policies with mortality risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Life and Annuity Reserves
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

13

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
Reinsurance
A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as would be required under GAAP.
Funds Held
Funds held represents amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a funds held basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Net investment income includes the interest income earned on these assets and funds held interest ceded includes the portion due the assuming company at rates defined by the treaty terms.
Under GAAP, the Company accounts for the embedded derivatives in funds withheld contracts as total return swaps. Accordingly, the value of the derivative is equal to the gain or loss on the funds held portfolio associated with each agreement. Changes in the fair value of the embedded derivatives are reflected in the statements of operations. The embedded derivatives are not recognized on a statutory basis.
Deferred Income Taxes
The recoverability of deferred tax assets is evaluated and when considered necessary, a statutory valuation allowance is established to reduce the gross deferred tax asset to an amount which is more likely than not to be realized. Adjusted gross deferred tax assets are admitted in an amount equal to the sum of: (a) federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences not to exceed three years from the balance sheet date; (b) the lesser of: (i) the remaining gross deferred tax assets expected to be realized in a timeframe consistent with NAIC standards; or (ii) a percentage of surplus consistent with NAIC standards, excluding any net deferred tax assets, electronic data processing (EDP) equipment and operating software; and (c) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted.
Under GAAP, state taxes are included in the computation of deferred taxes and a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.
Initial Accounting for Closed Block Reinsurance Transactions
For statutory reporting, initial balances are recorded with offsets to the statutory-basis statements of operations, and any considerations received (paid) are recorded as life and annuity premiums. Under GAAP, initial balances are recorded with no offset to the statements of operations.

14

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
Statements of Cash Flows
Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with maturities at acquisition of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with maturities at acquisition of three months or less.
Other significant statutory accounting practices are as follows:
Investments
Bonds, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
•
Bonds not backed by other loans are stated at amortized cost using the interest (constant yield) method. Bonds that are in or near default are stated at fair value. For other-than-temporary impairments, the cost basis of the bond is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.
•
Mortgage-backed/asset-backed securities (RMBS/ABS) are valued at amortized cost using the interest (constant yield) method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.
•
Common stocks are valued at fair value.
•
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value. Perpetual preferred stocks are reported at fair value, not to exceed any stated call price. There are no restrictions on common or preferred stock.
•
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
•
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
The Company has surplus debentures, which are classified as other invested assets on the statutory-basis balance sheets. Surplus debentures are similar to corporate securities but are subordinated obligations of insurance companies and may be subject to restrictions by the insurance commissioners. Surplus debentures rated by an NAIC accepted credit rating provider (CRP) with a designation of NAIC 1 or NAIC 2 are reported at amortized cost. All others are reported at the lower of amortized cost or fair value.
Mortgage Loans on real estate are stated at their aggregate unpaid balances, excluding accrued interest.
The Company has minority ownership investments in limited partnerships, which are classified as other invested assets on the statutory-basis balance sheets. The Company values these interests based on its proportionate share of the underlying audited GAAP equity of the investee or, if audited GAAP basis financial statements are not available for the investee, may be recorded based on the underlying audited U.S tax basis equity, in accordance with SSAP No. 48—Joint Ventures, Partnerships and Limited Liability Companies. The investment is recorded at cost, plus subsequent capital contributions, and adjusted for

15

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
the Company’s share of the investee’s audited GAAP basis earnings or losses and other equity adjustments, less distributions received. Distributions are recognized in net investment income to the extent they are not in excess of the undistributed accumulated earnings attributed to the investee. Distributions in excess of the undistributed accumulated earnings reduce the Company’s basis in the investment.
Policy loans are reported at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rates.
Realized capital gains and losses are determined using the first in first out (FIFO) method.
Changes in admitted asset carrying amounts are credited or charged directly to unassigned surplus, net of taxes.
Derivative financial instruments
Derivative financial instruments include foreign currency forward contracts, futures contracts, interest rate cap agreements and index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus. The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. Derivatives are classified as other invested assets or other liabilities on the statutory-basis balance sheets. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 3.
Securities loaned
Prior to the Acquisition, ALICNY’s business activities included securities lending transactions, which were used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions were reinvested in cash equivalents or short-term investments.
Premiums and Related Costs
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, also are recognized as revenue when due. Premiums for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.
Benefits
Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Department. Where the Company employs mean reserving, the

16

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
Company waives the deduction of deferred fractional premiums on the death of life and annuity policy insureds. The Company returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.
The liability for future policy benefits provides amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies are computed principally by the Net Level Reserve Method and the Commissioners’ Reserve Valuation Method using interest rates (2.25% to 6.00%) and mortality assumptions (Commissioners’ Standard Ordinary mortality tables, 1941, 1958, 1980, 2001 and 2017) as prescribed by regulatory authorities.
The Company typically uses interpolated terminal reserves to adjust the calculated terminal reserve to the appropriate reserve. Interpolated terminal reserves are determined by interpolating between the appropriate terminal reserves and adding the fractional portion of the valuation net premium from the valuation date to the policyholder’s next premium due date. The Company may also use mean reserving if the valuation has not been transferred from the acquired company’s valuation. When this method is used, reserves are calculated by assuming premiums are collected annually. To the extent that premiums are collected more frequently, a deferred premium asset is recorded.
The Company charges extra premiums for substandard lives, either as a table rating or as a flat extra premium. For substandard table ratings, both premiums and valuation mortality rates are multiplied by a fixed percentage that ranges from 125% to 500% of standard mortality rates. For flat extra premiums, reserves are increased by the unearned portion of the annual flat extra premium received.
The Company establishes additional reserves when the results of the annual asset adequacy analysis indicate the need for such reserves. The Company maintained net asset adequacy reserves of $127,000 and $275,550 at December 31, 2021 and 2020, respectively. The change in this reserve, included in the statutory-basis statements of operations, was a decrease of $148,550, an increase of $113,533 and a decrease of $3,000 for 2021, 2020 and 2019, respectively, which was recorded in change in life, annuity and accident & health reserves.
As of December 31, 2021 and 2020, reserves of $53,849 and $56,400 respectively, were recorded on inforce amounts of $2,315,337 and $2,610,000, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.
Tabular interest has been determined by formula as described in the Annual Statement Instructions, adjusted to reflect fractional years of interest for material reinsurance transactions. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balance less applicable surrender charges.
Claim Reserves
Policy and contract claims are amounts due on claims, which were incurred as of December 31, but have not yet been paid. The accrual has two components: 1) claims in process of settlement as of December 31 and 2) claims not yet reported but estimable based on historical trend review of the claims reported after December 31 relating to claims incurred as of December 31.
Claims in the contestable period are reported at their full-face value.

17

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

1.  Nature of Operations and Significant Accounting Policies (continued)
Federal Income Taxes
Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted tax rates and laws, subject to certain limitations and are recorded in surplus.
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Accounting Changes
During 2020, the NAIC adopted an update to SSAP No. 32R, Preferred Stock, which changed the way perpetual preferred securities are carried on the balance sheet. In accordance with the update, beginning January 1, 2021, perpetual preferred securities are carried at fair value, as opposed to amortized cost. In addition, there were various other updates which had minimal or no impact on the Company. The Company is in compliance with the requirements of the changes to relevant SSAPs.
During 2020, the NAIC adopted updates to various SSAPs including, but not limited to, SSAP No. 51R, Life Contracts, SSAP No. 52, Deposit-Type Contracts, and SSAP No. 61R, Life, Deposits and Accident and Health Reinsurance. This updated guidance requires additional disclosure of guaranteed separate account products to withdrawal, mortality risk on life contracts, and reinsurance contracts with risk-limiting features. The Company has provided all disclosures required by the relevant SSAPs.
During 2020, the Company strengthened the valuation basis for its payout annuities and supplementary contracts to the current standard (3.25%, 2012 Individual Annuity Reserving (IAR)) in acknowledgment of the ongoing pressure on existing reserve levels caused by historically low interest rates. This change increased statutory reserves by $5,902 at December 31, 2020. The impact of this change in valuation was recorded in the statutory-basis statements of changes in capital and surplus.
2.  Investments
Fair Values
The carrying value, fair value and related unrealized gains and losses of the Company’s investments in bonds are summarized as:
At December 31, 2021	Carrying Value	Gross Unrealized		Fair Value
		Gains	Losses

U.S. government and agencies	$1,015,300	$21,439	$(5,898)	$1,030,841
State and political subdivisions	468,643	135,737	(141)	604,239
Foreign sovereign	31,384	2,672	-	34,056
Corporate securities	3,938,584	323,551	(25,479)	4,236,656
Residential mortgage-backed securities	79,428	4,747	(185)	83,990
Commercial mortgage-backed securities	46,874	3,488	(129)	50,233
Asset backed securities	126,547	7,811	(1,762)	132,596
Collateralized debt obligations	131,542	2,265	(2,886)	130,921

18

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

2.  Investments (continued)
At December 31, 2021	Carrying Value	Gross Unrealized		Fair Value
		Gains	Losses
Total Bonds	$5,838,302	$501,710	$(36,480)	$6,303,532

At December 31, 2020	Carrying Value	Gross Unrealized		Fair Value
		Gains	Losses
U.S. government and agencies	$236,319	$20,686	$-	$257,005
State and political subdivisions	442,701	153,808	-	596,509
Foreign sovereign	1,000	148	-	1,148
Corporate securities	3,800,872	495,743	(5,059)	4,291,556
Residential mortgage-backed securities	42,140	4,873	(56)	46,957
Commercial mortgage-backed securities	54,892	6,994	(132)	61,754
Asset backed securities	153,395	12,016	(2,402)	163,009
Collateralized debt obligations	138,061	909	(9,222)	129,748
Hybrid Securities	748	95	-	843
Total Bonds	$4,870,128	$695,272	$(16,871)	$5,548,529
Unrealized Losses
The following table shows gross unrealized losses and fair values of bonds, preferred and common stocks in an unrealized loss position at the balance sheet date, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.
	Less Than 12 Months		12 Months or More		Total
At December 31, 2021	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. government and agencies	$542,572	$(5,898)	$-	$-	$542,572	$(5,898)
State and Political Subdivisions	16,269	(141)	-	-	16,269	(141)
Corporate securities	596,080	(15,735)	120,491	(9,744)	716,571	(25,479)
Residential mortgage-backed securities	8,009	(145)	76	(40)	8,085	(185)
Commercial mortgage-backed securities	3,476	(21)	93	(108)	3,569	(129)
Asset backed securities	32,003	(427)	10,221	(1,335)	42,224	(1,762)
Collateralized debt obligations	22,555	(142)	43,155	(2,744)	65,710	(2,886)
Total bonds	1,220,964	(22,509)	174,036	(13,8971)	1,395,000	(36,480)
Preferred stocks	4,905	(67)	608	(68)	5,513	(135)
Total	$1,225,869	$(22,576)	$174,644	$(14,039)	$1,400,513	$(36,615)

19

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

2.  Investments (continued)
	Less Than 12 Months		12 Months or More		Total
At December 31, 2020	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Corporate securities	$150,955	$(3,333)	$26,744	$(1,726)	$177,699	$ (5,059)
Residential mortgage -backed
securities	389	(56)	-	-	389	(56)
Commercial mortgage -backed
securities	2,950	(53)	125	(79)	3,075	(132)
Asset backed securities	36,207	(1,856)	1,899	(546)	38,106	(2,402)
Collateralized debt obligations	36,811	(1,693)	63,144	(7,529)	99,955	(9,222)
Total bonds	227,312	(6,991)	91,912	(9,880)	319,224	(16,871)
Preferred stocks	3,271	(103)	591	(84)	3,862	(187)
Common stocks	489	(771)	-	-	489	(771)
Total	$231,072	$ (7,865)	$92,503	$ (9,964)	$323,575	$ (17,829)
Management regularly reviews (at least quarterly) the value of the Company’s investments. If the value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline in value. To make this determination for each security, the following is considered:
•
The length of time and extent to which the fair value has been below its cost;
•
The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential;
•
Management's intent and ability to hold the security long enough for it to recover its value;
•
Valuation guidelines expressed in the applicable SSAPs;
•
Any downgrades of the security by a rating agency; and
•
Any reduction or elimination of dividends, or nonpayment of scheduled interest payments.
Based on that analysis, management makes a judgment as to whether the loss is other-than-temporary. If the loss is other-than-temporary, an impairment charge is recorded within net realized capital gains (losses) in the statutory-basis statements of operations in the period the determination is made.
The Company recognized other-than-temporary impairments for the years ended December 31 as follows:
	2021	2020	2019
Bonds	$800	$889	$169
Common stocks	-	11,003	993
Preferred stocks	-	54	13
Other invested assets	-	6,088	-
Total	$800	$18,034	$1,175

20

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

2.  Investments (continued)
Schedule of Maturities
A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2021, by contractual maturity, is as follows:
	Carrying Value	Fair Value
Due in one year or less	$260,466	$265,032
Due after one year through five years	1,600,634	1,656,078
Due after five years through ten years	1,587,374	1,694,950
Due after ten years through twenty years	970,074	1,178,505
Due after twenty years	1,035,363	1,111,227
Residential Mortgage-Backed Securities	79,428	83,990
Commercial Mortgage-Backed Securities	46,874	50,233
Asset-backed securities	126,547	132,596
Collateralized debt obligations	131,542	130,921
Total	$5,838,302	$6,303,532
The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
Mortgage Loans on Real Estate
The Company’s commercial mortgage loan (CML) portfolio is collateralized by a variety of commercial real estate property types located across the United States. The following table shows the geographic distribution of the commercial real estate exceeding 5% of the CML portfolio as of December 31:
Percentage of Loan Portfolio Carrying Value	2021	2020
California	20.3%	15.8%
Texas	16.4	24.9
New Jersey	16.1	-
Utah	15.0	6.0
Oregon	7.4	-
Arizona	6.3	-
Washington	5.0	-
The types of properties collateralizing the CMLs as of December 31, 2021 and 2020, are as follows:
Percentage of Loan Portfolio Carrying Value	2021	2020
Multi-family	29.6%	30.6%
Office buildings	28.1	33.8
Retail	25.9	16.3
Industrial	11.7	7.8
Other	4.2	9.9
Lodging	0.5	1.6
Total	100.0%	100.0%

21

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

2.  Investments (continued)
The maximum percentage of any one loan to the value of security at December 31, 2021, exclusive of insured, guaranteed, or purchase money mortgages, was 79.9%.
The contractual maturities of the CML portfolio as of December 31, 2021, are as follows:
	Carrying Value	Percent
2022	$35,550	7.7%
2023	26,886	5.8
2024	52,870	11.5
2025	137,860	29.9
2026	52,421	11.4
Thereafter	155,524	33.7
Total	$461,111	100.0%
No new commercial mortgage loans were originated in 2021. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over maximum loan which would be permitted by law on the land without the buildings. The Company’s recorded investment in mortgage loans totaled $461,111 and $631,922 as of December 31, 2021 and 2020, respectively, and consisted entirely of loans classified as “mortgage loans on real estate”. No interest rates were reduced on outstanding mortgage loans during 2021 and 2020. During 2021 and 2020, the Company incurred no impairments on mortgage loans.
The Company’s CML portfolio has been classified based on NAIC commercial mortgage loan ratings which are calculated based on loan-to-value and debt service coverage. The rating system classifies loans into the following categories: CM1, CM2, CM3, CM4, CM5, CM6 and CM7 with those rated CM1 having the highest ratings. Commercial mortgage loans rated CM1 though CM5 are performing. Commercial mortgage loans rated CM6 and CM7 are not performing. Classification of the Company’s mortgage loan portfolio as of December 31, 2021 is shown in the table below:
	Carrying Value	Percent
CM1—Very good	$231,403	50.2%
CM2—Good	229,708	49.8
CM3—Acceptable	-	0.0
CM4—Potential weakness	-	0.0
CM5—Severe weakness	-	0.0
CM6—90+ days delinquent	-	0.0
CM7—In process of foreclosure	-	0.0
Total mortgage loans on real estate	$461,111	100.0%
Separately from the above designations, at least annually, the Company’s management evaluates various metrics of each loan, including, but not limited to, payment history, loan to value, debt service coverage, vacancy, and location. The portfolio is also reviewed for other-than-temporary impairments quarterly.
At December 31, 2021, the Company’s mortgage loan balances are classified as current.

22

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

2.  Investments (continued)
Restricted Assets
Restricted assets (including pledged) consisted of the following as of December 31:
Restricted Asset Category	2021
	Total Admitted from Prior Year	Increase / (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets
Collateral held under security lending agreements	$76,033	$ (76,033)	$ -	- %	- %
Letter stock or securities restricted as to sale -
excluding FHLB capital stock	3,289	(3,289)	-	-	-
On deposit with states	13,541	10	13,551	0.2	0.2
Collateral pledged for derivatives	646	(646)	-	-	-
Total restricted assets	$93,509	$ (79,958)	$13,551	0.2%	0.2%

Restricted Asset Category	2020
	Total Admitted from Prior Year	Increase / (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets
Collateral held under security lending agreements	$157,280	$ (81,247)	$76,033	1.1%	1.1%
Letter stock or securities restricted as to sale -
excluding FHLB capital stock	3,254	35	3,289	-	-
On deposit with states	13,585	(44)	13,541	0.2	0.2
Collateral pledged for derivatives	260	386	646	0.0	0.0
Total restricted assets	$174,379	$(80,870)	$93,509	1.3%	1.3%
Net Investment Income
Major categories of the Company’s net investment income are summarized as follows:
	Year Ended December 31
	2021	2020	2019
Investment Income:
Bonds	$215,468	$220,458	$244,370
Preferred stocks	2,589	2,463	2,999
Common stocks	3,059	3,084	3,515
Commercial mortgage loans	25,597	34,063	31,843
Policy loans	2,750	3,293	3,418
Other invested assets	57,192	53,369	20,648

23

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

2.  Investments (continued)
	Year Ended December 31
	2021	2020	2019
Derivatives	29	857	2,067
Cash, cash equivalents and short-term investments	177	1,718	4,726
Total investment income	306,861	319,305	313,586
Investment expenses	10,777	10,581	11,429
Net investment income	$296,084	$308,724	$302,157
Net Realized Gains and Losses
Net realized capital gains and losses from investment securities including calls consisted of the following:
	Year Ended December 31
	2021	2020	2019
Bonds:
Gross realized capital gains	$27,495	$22,790	$9,531
Gross realized capital losses	(4,993)	(6,883)	(4,338)
Total bonds	22,502	15,907	5,193
Preferred stocks:
Gross realized capital gains	1,017	915	285
Gross realized capital losses	(187)	(366)	(112)
Total preferred stocks	830	549	173
Common stocks:
Gross realized capital gains	110,196	6,277	16,329
Gross realized capital losses	(4,072)	(20,717)	(2,611)
Total common stocks	106,124	(14,440)	13,718
Commercial mortgage loans
Gross realized capital gains	17,568	22	0
Gross realized capital losses	(1,185)	(4,288)	(0)
Total commercial mortgage loans	16,383	(4,266)	(0)
Other invested assets
Gross realized capital gains	97,770	5	$3,033
Gross realized capital losses	(31,349)	(6,023)	(191)
Total other invested assets	66,421	(6,018)	2,842
Derivatives
Gross realized capital gains	-	903	493
Gross realized capital losses	(242)	(623)	(227)
Total derivatives	(242)	280	266
Cash, cash equivalents and short-term investments
Gross realized capital gains	49	12	22
Gross realized capital losses	(50)	(204)	(52)
Total cash, cash equivalents and short-term investments	(1)	(192)	(30)

24

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

2.  Investments (continued)
	Year Ended December 31
	2021	2020	2019
Realized capital gains (losses) before federal income taxes and transfer to IMR	212,017	(8,180)	22,162
Amount transferred to IMR	(30,846)	(11,101)	(4,677)
Federal income tax expense	(43,106)	1,343	(4,901)
Net realized capital gains (losses)	$138,065	$(17,938)	$12,584
Proceeds from the sales of bonds were $571,966, $635,000, and $370,000 in 2021, 2020, and 2019, respectively. Gross gains of $27,495, $21,000, and $9,000 and gross losses of $4,193, $5,000, and $3,000 were realized on sales of bonds in 2021, 2020, and 2019, respectively.
Credit Risk Concentration
The Company had investments in seventeen corporate entities that exceeded 10% of capital and surplus at December 31, 2021.
3.  Derivative Instruments
Derivative financial instruments utilized by the Company during 2021 and 2020 included foreign currency forward contracts, interest rate cap agreements, and index option contracts. The Company stopped using foreign currency forward contracts and interest rate cap agreements in 2021. The Company uses derivatives for risk reduction. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, and foreign currency fluctuations. All of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-accounting hedge derivative financial instrument on at least a quarterly basis. The Company does not use derivatives for speculative purposes.
The following tables summarize the notional amount, fair value and statement value of the Company’s derivative financial instruments, including those with off-balance-sheet risk as of December 31:
	2021
	Notional Amount		Fair Value		Carrying Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Options	$50,485	$53,688	$7,166	$4,698	$7,166	$4,698
Total	$50,485	$53,688	$7,166	$4,698	$7,166	$4,698

	2020
	Notional Amount		Fair Value		Carrying Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Swaps	$7,184	$7,400	$447	$397	$447	$397
Options	56,697	43,597	8,022	5,411	8,022	5,411
Total	$63,881	$50,997	$8,469	$5,808	$8,469	$5,808

25

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

3.  Derivative Instruments (continued)
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential gain or loss on these agreements.
The Company’s credit exposure to outstanding over-the-counter swap contracts was $349 as of December 31, 2020.
Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the statement value of over-the-counter derivative contracts with a positive statement value at the reporting date.
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.
Swaps
Foreign currency forward contracts involve the future exchange or delivery of foreign currencies based on terms negotiated at the inception of the contract which are settled at the end of the contract. They are primarily used to reduce foreign currency risk associated with holding foreign currency denominated investments. Cash settlement is required when the contract matures. The amount of cash exchanged is based on the difference between the specified rate on the date the contract was entered into (contract rate) compared to the actual rate on the settlement date. On the settlement date, the Company will either pay or receive cash equal to the difference between the contract rate and the actual rate multiplied by the specified notional amount. The change in the fair value of open foreign currency forward contracts is reported as net unrealized capital gains and losses, within unassigned surplus and used in the calculation of the AVR provision, until closed (e.g. terminated or settled). If the contract was hedging coupon payments of a bond, any gains and losses at closing are reported in net investment income. If the contract was hedging the original principal of a bond or the bond the Company was hedging is sold, any gains and losses at closing are reported in realized capital gains or losses. These contracts receive non-hedge accounting treatment.
Options
Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option's notional amount. When the Company purchases and writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium

26

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

3.  Derivative Instruments (continued)
calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contracts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability. Purchased and written option contracts used for replication purposes.
The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. The purchased and written option contracts are accounted for as fair value hedges. The change in the fair value of purchased/written option contracts is reported as net investment income, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option contract is reported in net investment income. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported in net investment income and the corresponding asset/liability previously recorded is reversed. The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with counterparties and brokers.
In general, the collateral pledged by the Company is in the custody of a counterparty or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2021, the Company didn’t pledge any securities in the form of margin deposits. As of December 31, 2020, the Company pledged securities with fair values of $400, respectively, in the form of margin deposits.
The Company pledges or obtains collateral for over-the-counter derivative transactions when certain predetermined exposure limits are exceeded. As of December 31, 2021, counterparties didn’t pledge any cash collateral to the Company, and the Company didn’t pledge any cash to counterparties. As of December 31, 2020, counterparties pledged $360 in cash collateral to the Company, and the Company pledged $270 in cash to counterparties.
4.  Securities Lending Transactions
The Company terminated its security lending program during 2021. Prior to the termination, the Company received cash collateral for securities loaned in an amount generally equal to 102% and 105% of the fair value of domestic and foreign securities, respectively, and records the related obligations to return the collateral as a liability.
All collateral received was in the form of cash, unrestricted, and maintained in a separate custody account. Collateral was invested in cash equivalents or short-term investments during the agreement period. The Company monitored the fair value of securities loaned on a daily basis and obtained additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintained the right and ability to repossess the securities loaned on short notice. Substantially all of the Company’s securities loaned were placed with large banks. As of December 31, 2020, bonds and common stocks with an aggregate fair value of $73,801 were on loan. Securities lent were either specifically identified by the lending bank or segregated into a separate custody account.

27

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

4.  Securities Lending Transactions (continued)
The fair value of the Company's cash collateral received in connection with its securities lending program was $76,033 as of December 31 2020.
The following table summarizes the Company’s reinvested cash collateral in connection with its securities lending program as of December 31, 2020:
	2020
	Amortized Cost	Fair Value
Open	$59,021	$59,021
30 days or less	-	-
91 to 120 days	18,094	18,093
Total collateral reinvested	$77,115	$77,114
The maturity dates of the liability (collateral to be returned) did not match the invested assets. The invested assets were short-term investments that could easily be liquidated on demand to match the liability. All the collateral the Company accepted under its securities lending program was permitted, by contract or custom, to be sold or repledged.
5.  Fair Values
The following methods and assumptions were used by the Company in estimating the fair value of financial instruments in the statutory-basis financial statements and notes thereto:
Cash, Cash Equivalents, and Short-Term Investments
The carrying amounts reported in the statutory-basis balance sheets for these financial instruments approximate their fair values.
Derivatives
Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical or similar instruments in markets that are active. Over-the-counter derivatives, including foreign currency forward contracts, are valued using models that rely on inputs such as interest rate yield curves, implied volatilities, currency rates and credit spreads that are observable for substantially the full term of the contract.
Investment Securities
Fair values for bonds, preferred and common stocks are based on market prices, or in the absence of published unit prices, or when amortized cost is used as the unit price, quoted market prices by other third-party organizations, where available. In some cases, such as private placements and certain mortgage-backed and asset backed securities, fair values are based on discounted expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.
Certain investments are measured utilizing net asset value (NAV) as a practical expedient to determine fair value. Common stock measured and reported at NAV are generally not redeemable with the issuing corporation and cannot be sold without approval of the managing members. Certain preferred stocks, which do not have readily determinable fair values, and are investments in investment companies are measured utilizing NAV as a practical expedient

28

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

5.  Fair Values (continued)
Commercial Mortgage Loans
Fair values were determined by discounting expected cash flows based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics were aggregated in the calculations.
Other Invested Assets
Other invested assets are comprised of surplus debentures, residual equity tranches of certain LLC investments, and collateral loans. Surplus debentures are similar to corporate securities. The fair values of surplus debentures are primarily based on prices obtained from independent pricing services or may be obtained from independent third-party dealers in the absence of quoted market prices. Collateral loans are valued at the lesser of par or recovery value. Collateral loans may also have an equity component as part of the funding vehicle structure. For the residual equity tranches, expected cash flows to the equity component are valued using a net present value calculation. The discount rates are internal rates of return that are calibrated to reflect market conditions and company-specific risks.
Separate Accounts
The fair value of the assets of the Separate Accounts in Level 1 are based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access.
Modified guaranteed annuity (MGA) products, in Level 2, may be supported by corporate bonds, including those that are privately placed, RMBS, ABS and cash equivalents. The primary inputs to the valuation for public corporate bonds and cash equivalents include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Privately placed corporate bonds are valued using a discounted cash flow model that uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The primary inputs to the valuation for RMBS and ABS include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.
Securities Lending Collateral
The fair value of the reinvested collateral and the liabilities for collateral related to securities lending is based on carrying value due it its short-term nature.
Policy Loans
Policy loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves, which approximates fair value.
Deposit-Type Liabilities
Fair values for the Company’s deposit-type liabilities are estimated using discounted cash flow calculations using interest rates equal to the risk-free rate plus a credit spread based on the Company’s credit rating.

29

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

5.  Fair Values (continued)
The following table presents the carrying values and fair values of the Company’s financial instruments at December 31:
	2021
	Carrying Value	Fair Value	Level 1	Level 2	Level 3	NAV
Financial assets:
Bonds	$5,838,302	$6,303,532	$971,829 $	5,269,983	$61,720	$-
Preferred stocks	100,844	102,053	-	102,053	-	-
Common stocks	8,198	8,198	-	-	8,198	-
Cash, cash equivalents and
short term investments	174,128	181,975	180,980	-	995	-
Commercial mortgage loans	461,111	474,612	-	-	474,612	-
Policy loans	29,246	29,383	-	-	29,383	-
Derivatives	7,166	7,166	-	7,166	-	-
Other invested assets	91,899	101,235	-	83,841	17,394	-
Separate account assets	429,520	429,520	324,129	105,391	-	-
Financial liabilities:
Separate account liabilities	429,520	429,520	324,129	105,391	-	-
Deposit-type contracts	12,118	5,593	-	-	5,593	-
Derivatives	4,698	4,698	-	4,698	-	-

	2020
	Carrying Value	Fair Value	Level 1	Level 2	Level 3	NAV
Financial assets:
Bonds	$4,870,128	$5,548,529	$118,018	$5,332,977	$97,534	$-
Preferred stocks	40,588	43,948	-	42,302	-	1,646
Common stocks	249,800	249,800	243,076	4	596	6,124
Cash, cash equivalents and
short term investments	147,798	147,875	127,123	20,752	-	-
Commercial mortgage loans	631,923	660,737	-	-	660,737	-
Policy loans	48,956	49,241	-	-	49,241	-
Derivatives	8,469	8,469	-	8,447	22	-
Securities lending reinvested collateral assets	1,414	1,414	-	1,414	-	-
Other invested assets	29,906	38,270	-	27,078	11,192	-
Separate account assets	447,268	447,268	309,292	121,779	16,197	-
Financial liabilities:
Separate account liabilities	447,268	447,268	309,292	121,779	16,197	-
Deposit-type contracts	313,068	391,630	-	-	391,630	-
Securities lending collateral	157,280	76,033	-	76,033	-	-
Derivatives	2,921	5,808	-	5,808	-	-
The Company determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

30

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

5.  Fair Values (continued)
The valuation methodologies used to determine the fair values of assets and liabilities reflect market-participant assumptions and prioritize observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and, where appropriate, risk margins.
The Company has categorized its financial assets and liabilities based on the priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
Fair value of financial assets and liabilities are categorized as follows:
•
Level 1—Unadjusted quoted prices for identical assets or liabilities in an active market. The types of financial investments included in Level 1 are listed equities, money market funds, U.S. Treasury Securities and non-interest-bearing cash.
•
Level 2—Pricing inputs other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value determined through the use of models or other valuation methods. Such inputs may include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market. Level 2 valuations may be obtained from independent sources for identical or comparable assets or through the use of valuation methodologies using observable market-corroborated inputs. Prices from third party pricing services are validated through analytical reviews. Financial instruments in this category include publicly traded issues such as U.S. and foreign corporate securities, and residential and commercial mortgage-backed securities, among others.
•
Level 3—Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability. Market standard techniques for determining the estimated fair value of certain securities that trade infrequently may rely on inputs that are not observable in the market or cannot be derived from or corroborated by market observable data. Prices are determined using valuation methodologies such as discounted cash flow models and other techniques. Management believes these inputs are consistent with what other market participants would use when pricing similar assets.
The Company has a limited number of assets and liabilities that are measured and reported at fair value in the statutory-basis balance sheets.
The Company owns a limited number of corporate bonds, preferred stocks and hybrid securities that are in or near default and as such are rated 6 by the NAIC. These securities are required to be reported at the lower of fair value or amortized cost. The fair values of these publicly traded securities are based on quoted market prices from widely used pricing sources such as ICE Data Services\IDC (Interactive Data Corp) or Refinitiv (formerly known as Reuters\EJV), and also may be obtained from independent third party dealers. These securities fall within Level 2 of the fair value hierarchy.

31

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

5.  Fair Values (continued)
The assets and liabilities held and reported at fair value at December 31, 2021, comprise the following:
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$-	$1,580	$-	$1,580
Preferred stocks	-	81,315	-	81,315
Common stocks	-	-	8,198	8,198
Cash equivalents	135,512	-	-	135,512
Derivative assets	-	7,166	-	7,166
Other invested assets	-	-	40	40
Separate account assets	324,129	105,391	-	429,520
Total assets at fair value	$459,641	$195,452	$8,238	$663,331
Liabilities at fair value
Derivative liabilities	$-	$4,698	$-	$4,698
Separate account liabilities	324,129	105,391	-	429,520
Total liabilities at fair value	$324,129	$110,089	$-	$434,218
The assets and liabilities held and reported at fair value at December 31, 2020, comprise the following:
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value
Bonds	$-	$30	$-	$-	$30
Common stocks	243,076	4	596	6,124	249,800
Derivative assets	-	8,447	22	-	8,469
Cash equivalents	69,982	-	-	-	69,982
Separate account assets	309,292	121,779	16,197	-	447,268
Total assets at fair value	$622,350	$130,260	$16,815	$6,124	$775,549
Liabilities at fair value
Derivative liabilities	$-	$5,808	$-	$-	$5,808
Separate account liabilities	309,292	121,779	16,197	-	447,268
Total liabilities at fair value	$309,292	$127,587	$16,197	$-	$453,076
We obtain our Level 3 fair value measurements from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets, and, in certain instances, the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are nonbinding quotes developed by market makers or broker-dealers obtained from

32

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

5.  Fair Values (continued)
third-party sources recognized as market participants. The fair value of a broker-quoted asset is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.
The following tables present the rollforward of Level 3 assets and liabilities measured and reported at fair value:
	Common stocks	Derivatives, net	Other Invested Assets	Separate Accounts assets	Total assets and liabilities
Beginning Balance as of January 1, 2021	$596	$22	$-	$16,197	$16,815
Transfers into Level 3	-	-	-		-
Transfers out of Level 3	-	-	-	-	-
Totals gains and (losses) included in net
income	20	(301)	-	(127)	(408)
Total gains (losses included in surplus	164	317	-	99	580
Purchases	7,439	-	40	-	7,479
Issuances	-	-	-	-	-
Sales	(21)	(38)	-	(11,055)	(11,114)
Settlements	-	-	-	(5,114)	(5,114)
Ending balance as of December 31, 2021	$8,198	$-	$40	$-	$8,238

	Common stocks	Derivatives, net	Separate Accounts assets	Total assets and liabilities
Beginning Balance as of January 1, 2020	$5,893	$44	$15,125	$21,062
Transfers into Level 3	595	-	-	595
Transfers out of Level 3	(5,893)	-	-	(5,893)
Totals gains and (losses) included in net
income	(61)	(11)	8	(64)
Total gains (losses) included in surplus	-	3	(737)	(734)
Purchases	1,470	25	6,800	8,295
Issuances	-	-	-	-
Sales	(1,408)	-	(4,805)	(6,213)
Settlements	-	(39)	(194)	(233)
Ending balance as of December 31, 2020	$596	$22	$16,197	$16,815
6.  Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The Company has various reinsurance agreements with non-affiliated third parties that enable it to limit the amount of exposure to any single insured. The per life exposure retained by the Company ranges up to $10,000.

33

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

6.  Reinsurance (continued)
The effect of reinsurance on life and accident and health premiums written and earned for the years ended December 31 are as follows:
	Written and Earned
	2021	2020	2019
Direct premiums	$230,282	$233,081	$265,543
Assumed premiums	433	1,459	1,531
Ceded premiums:
Affiliates	(4,158,226)	(14,780)	(15,428)
Non-affiliates	(72,517)	(38,494)	(41,640)
Net premiums	$(4,000,028)	$181,266	$210,006
The Company’s ceded reinsurance arrangements reduced certain other items in the statutory-basis financial statements by the following amounts:
	2021	2020	2019
Benefits paid or provided:
Affiliates	$112,723	$50,924	$42,832
Nonaffiliates	77,332	96,483	75,754
Total benefits paid or provided	$190,055	$147,407	$118,586
Policy and contract liabilities:
Affiliates	$19,663	$7,210	$13,777
Nonaffiliates	11,045	8,198	6,183
Total policy and contract liabilities	$30,708	$15,408	$19,960
The inforce as of December 31 is reduced by reinsurance arrangements ceded as follows:
	2021	2020
Inforce:
Affiliates	$18,069,615	$2,401,757
Nonaffiliates	11,743,944	12,594,178
Total inforce	$29,813,559	$14,995,935
Reinsurance treaties do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances would be established for amounts deemed uncollectible. At December 31, 2021 and 2020, no allowances were deemed necessary. The Company regularly evaluates the financial condition of its reinsurers. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.
In connection with the Acquisition and Merger transactions, the following reinsurance transactions were executed:

34

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

6.  Reinsurance (continued)
1)
Effective October 1, 2021, ALICNY recaptured $5,127 of reserves representing 100% of the business under two existing reinsurance agreements with ALIC. ALICNY received $4,419 in cash related to the recaptured business.
2)
Effective October 1, 2021, ALICNY ceded blocks of life and accident and health policies, with aggregate reserves of $37,645, to American Heritage Life (AHL) pursuant to a coinsurance agreement. AHL paid a ceding commission of $15,500 to ALICNY related to this transaction recorded as commission and expense allowances on reinsurance ceded. The increase in surplus, net of tax, of $13,269 was reported as an adjustment to surplus in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance (SSAP 61). During 2021, the Company recorded income of $671 for the amortization of the ceding commission and a corresponding decrease in surplus.
3)
Effective December 31, 2001, and later amended, ALICNY ceded reinvestment related risk on certain structured settlement annuities to its former parent, ALIC, under an Automatic Reinsurance Agreement (the Stop Loss). Effective October 1, 2021, ALICNY and ALIC agreed to terminate the agreement resulting in an increase to ALICNY’s asset adequacy reserves of $1,301,378. ALICNY received $7,251 in cash for settlement of accrued premiums and benefits. Prior to the termination, under this agreement ALICNY paid premiums of $2,480, $3,335 and $4,000 to ALIC and received benefits of $22,885, $21,000 and $2,000 from ALIC in 2021, 2020 and 2019, respectively. The Company ceded reserves under this agreement of $1,301,378 at December 31, 2020. The impact on ALICNY’s unassigned surplus for the Stop Loss termination was a reduction of $1,301,378.
4)
Effective October 1, 2021, ALICNY entered into a coinsurance funds withheld agreement and ceded life and payout annuity policies to WRAC (the IGR). The agreement consisted of an initial settlement to WRAC in the amount of $4,553,349, inclusive of a ceding commission paid by ALICNY of $183,000. A portion of the initial settlement, in the amount of $4,048,954, remained in a funds withheld account at ALICNY. Life and annuity reserves in the amount of $4,375,690 were ceded to WRAC under the agreement. The impact on ALICNY’s unassigned surplus from the initiation of the treaty was an increase of $200,619.
The initial financial effects of the reinsurance transactions were as follows:
Admitted assets
Bonds	$(17,124)
Cash, cash equivalents, and short-term investments	(86,966)
Policy loans	(18,223)
Accrued investment income	(629)
Deferred and uncollected life premiums	(13,462)
Reinsurance recoverable	(4,991)
Net deferred tax assets	(507)
Other assets	19,022
Total admitted assets	$(122,880)
Liabilities
Policy and contract liabilities
Life, annuity and accident & health reserves	$(2,825,804)

35

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

6.  Reinsurance (continued)
Policy and contract claims	(11,841)
Policyholders’ funds	(277,869)
Total policy and contract liabilities	(3,115,514)
Other amounts payable on reinsurance	43,472
Interest maintenance reserve	(17,855)
Current federal income taxes	1,843
Remittances not allocated	161
Funds held under reinsurance treaties	4,048,954
Other liabilities	3,995
Total liabilities	965,056
Capital and Surplus:
Unassigned surplus and special surplus funds	(1,087,936)
Total capital and surplus	(1,087,936)
Total liabilities and capital and surplus	$(122,880)
Premiums and other revenues:
Life, annuity and health premiums	$(4,155,075)
Net investment income	(533)
Commissions and expense allowances on reinsurance ceded	(184,944)
Other revenues, net	18,192
Total premiums and other revenues	(4,322,360)
Benefits paid or provided:
Death benefits	(7,609)
Change in life, annuity and accident & health reserves	(2,825,804)
Other benefits	(3,991)
Total benefits paid or provided	(2,837,404)
Insurance expenses and other deductions:
Decrease in loading on deferred and uncollected premiums	2,617
Total insurance expenses and other deductions	2,617
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	(1,487,573)
Federal income taxes	(386,477)
Gain (loss) from operations before net realized capital gains (losses)	(1,101,096)
Net realized capital gains (losses)	398
Net gain (loss)	$(1,100,698)
The Company did not have any reinsurance contracts with risk-limiting features for the year ended December 31, 2021.
7.  Federal Income Taxes
WRAC, along with its life insurance subsidiaries, files a consolidated federal income tax return. Companies included in the consolidated return are as follows:
•
Wilton Reassurance Company

36

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

7.  Federal Income Taxes (continued)
•
Wilton Reassurance Life Company of New York
•
Texas Life Insurance Company
•
Wilcac Life Insurance Company
•
Redding Reassurance Company 3, LLC
The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon the separate return calculations with credit for net losses granted when utilized on a separate company basis or in consolidation.
Inter-company tax balances may be settled quarterly as the Company makes payments to, or receives payments from, WRAC for the amount the Company would have paid to, or received from, the Internal Revenue Service (IRS) had it not been a member of the consolidated tax group. The separate company provisions and payments are computed using the tax elections made by WRAC.
The Company received an advanced tax settlement of $367,876 from WRAC as part of the initial settlement of the IGR.
ALICNY and Intramerica, prior to their acquisition by WRAC, joined a consolidated Federal income tax return with their former ultimate parent, Allstate Corporation, and its seventy-five domestic subsidiaries. The consolidated group elected under IRC Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis, except all tax benefits resulting from operating losses and tax credits were allocated to Allstate Corporation to the extent they were utilized in the consolidated return.
Pursuant to NY Circular Letter No. 1979-33 (December 20, 1979), in order to help assure the Company’s enforceable right to recoup federal income taxes in the event of future net losses, the Department has required that an escrow account consisting of assets eligible as an investment for the Company be established and maintained by its parent in an amount equal to the excess of the amount paid by the domestic insurer to the parent for federal income taxes over the actual payment made by the parent to the IRS. Escrow assets may be released to WRAC from the escrow account at such time as the permissible period for loss carrybacks has elapsed. The Company and WRAC established the required escrow agreement effective October 1, 2007. The escrow balance was $616 and $330 at December 31, 2021 and 2020, respectively.
The components of the net deferred tax assets (liabilities) at December 31 are as follows:
	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$49,481		$49,481	$136,185	$7,832	$144,017
Statutory valuation allowance	-	-	-	-	-	-
Adjusted gross deferred tax assets	49,481		49,481	136,185	7,832	144,017
Deferred tax assets nonadmitted				45,322	3,378	48,700
Subtotal net admitted deferred tax assets	49,481	-	49,481	90,863	4,454	95,317
Deferred tax liabilities	47,066	13,565	60,631	55,099	2,027	57,126

37

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

7.  Federal Income Taxes (continued)
	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
Net deferred tax assets (liabilities)	$2,415	$(13,565)	$(11,150)	$35,764	$2,427	$38,191

	Change During 2021
	Ordinary	Capital	Total
Gross deferred tax assets	$(86,704)	$(7,832)	$(94,536)
Statutory valuation allowance	-	-	-
Adjusted gross deferred tax assets	(86,704)	(7,832)	(94,536)
Deferred tax assets nonadmitted	(45,322)	(3,378)	(48,700)
Subtotal net admitted deferred tax assets	(41,382)	(4,454)	(45,836)
Deferred tax liabilities	(8,033)	11,538	3,505
Net deferred tax assets (liabilities)	$(33,349)	$(15,992)	$(49,341)
The amount of adjusted gross deferred tax assets admitted under SSAP No. 101 is as follows:
	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$2,427	$2,427
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from
(a) above) after application of the threshold limitation	7,084	-	7,084	35,764	-	35,764
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date	7,084	-	7,084	35,764	-	35,764
ii. Adjusted gross tax assets allowed per limitation threshold	49,142	-	49,142	35,764	-	35,764
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	42,397	-	42,397	55,099	2,027	57,126
Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$49,481	$-	$49,481	$90,863	$4,454	$95,317

	Change During 2021
	Ordinary	Capital	Total
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$(2,427)	$(2,427)

38

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

7.  Federal Income Taxes (continued)
	Change During 2021
	Ordinary	Capital	Total
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from
(a) above) after application of the threshold limitation	(28,680)	-	(28,680)
i .Adjusted gross deferred tax assets expected to be realized following balance sheet date	(28,680)	-	$(28,680)
ii .Adjusted gross tax assets allowed per limitation threshold	13,378	-	$13,378
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(12,702)	(2,027)	(14,729)
d. Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$(41,382)	$(4,454)	$(45,836)
Other admissibility criteria are as follows:
Description	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	819.1%	760.8%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b) above	$327,616	$709,037
The Company’s tax planning strategies do not include the use of reinsurance.
The Company does not currently employ tax planning strategies to recognize the admission of deferred tax assets.
There are no temporary differences for which a deferred tax liability has not been established.
Current income taxes incurred consist of the following
	2021	2020	2019
Current income tax (benefit) expense	$(337,092)	$8,882	$29,791
Tax credit and Foreign withholding	(75)	-	-
Return to provision true-up	890	(95)	174
Current income tax (benefit) expense incurred from operations	(336,277)	8,787	29,965
Current income tax (benefit) expense on realized gains and losses	43,106	(1,343)	4,901
Total current income tax (benefit) expense	$(293,171)	$7,444	$34,866

39

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

7.  Federal Income Taxes (continued)
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are as follows:
	2021	2020	Change	Character
Deferred tax assets:
Insurance reserves	$37,680	$108,736	$(71,056)	Ordinary
Investments	-	208	(208)	Ordinary
Deferred acquisition costs	5,310	23,721	(18,411)	Ordinary
Unamortized purchase costs	-	39	(39)	Ordinary
Deferred capital losses	-	7,832	(7,832)	Capital
Net Operating Losses	4,374	-	4,374	Ordinary
Compensation	2,117	-	2,117	Ordinary
Other	-	3,480	(3,480)	Ordinary
Total deferred tax assets	49,481	144,016	(94,535)
Non-admitted deferred tax assets	-	48,700	(48,700)
Admitted deferred tax assets	49,481	95,316	(45,835)
Deferred tax liabilities:
Premium receivable	6,368	581	5,787	Ordinary
Policyholder reserves	-	13,144	(13,144)	Ordinary
Prepaid commissions	-	580	(580)	Ordinary
Investments -capital	13,565	28,319	(14,754)	Capital
Investments -ordinary	39,948	14,501	25,447	Ordinary
Other	750	-	750	Ordinary
Total deferred tax liabilities	60,631	57,125	3,506
Net admitted deferred tax asset (liabilities)	$(11,150)	$38,191	$(49,341)
The change in net deferred income taxes including the tax effect of unrealized gains consists of the following:
	2021	2020	Change
Total deferred tax assets	$49,481	$144,016	$(94,535)
Total deferred tax liabilities	60,631	57,125	3,506
Net deferred tax assets (liabilities)	$(11,150)	$86,891	$(98,041)
Tax effect on unrealized gains	19,073	28,722	(9,649)
Change in net deferred income tax			$(107,690)

40

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

7.  Federal Income Taxes (continued)
The total statutory income tax is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes. Significant items causing these differences are as follows:
	Year Ended December 31
	2021	2020	2019
Provisions computed at statutory rate	$(257,125)	$(14,725)	$2,944
IMR	701	638	(61)
Reserve valuation	-	(1,240)	-
Dividend received deduction	(486)	(243)	(252)
Ceding commission in surplus	2,646	-	-
ULR write-down*	68,040	-	-
Other	743	(989)	1,985
Total statutory income taxes	$(185,481)	$(16,559)	$4,616
Federal income tax incurred	$(293,171)	$7,444	$34,866
Change in net deferred income taxes	107,690	(24,003)	(30,250)
Total statutory income taxes	$(185,481)	$(16,559)	$4,616

*Unified loss rules, (“ULR”) in the consolidated return regulations (Reg. 1.1502-36) apply when a member of a consolidated group "transfers" a "loss share" of its subsidiary's stock. The ULR rules function to limit the recognition of loss on transferred stock more than once by requiring the write-down of certain tax attributes to the extent of the recognized stock loss.
At December 31, 2021, the Company has no operating or capital loss to be carryforward to future years. The operating loss incurred during December 31, 2021 will be offset with current year consolidated group operating income.
On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2017, 2018 and 2019. Some of the significant changes are allowing the five-year carryback of net operating losses generated in 2018-2020 and the suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020.
The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2021 and 2020.
The 2018–2020 tax years are open and subject to examination by the IRS.
8. Capital and Surplus
Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2021 and 2020, the Company exceeded the RBC requirements.
WRNY is subject to statutory regulations of the State of New York. Under these regulations, the maximum amount of dividends which can be paid by a company to shareholders in any twelve month period without prior approval of the New York Department of Financial Services is restricted to the

41

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

8. Capital and Surplus (continued)
greater of 10% of surplus to policyholders as of the immediately preceding calendar year or net income less realized gains of the preceding year, which may be further limited. WRNY cannot pay any dividends in 2022 without prior regulatory approval.
The Company paid no dividends to its stockholder in 2021 and 2020 and $10,005 in 2019.
In September 2021, ALICNY’s Board of Directors authorized up to 175,000 of new shares of common capital stock. Under the terms of the Purchase Agreement, immediately prior to the consummation of the sale, ALICNY issued 87,936 of the newly authorized shares to AIH in exchange for $660,000.
The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:
	2021	2020
Nonadmitted assets	(1,986)	(53,822)
AVR	(115,721)	(152,440)
Net unrealized capital gains (losses) less capital gains tax	65,934	106,198
Unauthorized reinsurance provision	(2,499)	(2,220)
As a result of a quasi-reorganization of the Company’s capital under SSAP No. 72, Surplus and Quasi-Reorganizations, immediately following the Acquisition and prior to the Merger and with prior notice to the Department, effective October 1, 2021, ALICNY restated its gross paid in and contributed surplus and unassigned deficit by $585,153.
9.  Related-Party Transactions
See disclosures included in Note 6 concerning certain inter-affiliate reinsurance transactions completed during 2021.
Through the Services Agreement, Wilton Re Services provides certain accounting, actuarial and administrative services to the Company. Expenses incurred relating to this agreement amounted to $3,859, $1,600 and $1,095 for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company reported amounts payable to its affiliate, Wilton Re Services, of $4,524 and $539 at December 31, 2021 and 2020, respectively.
Under the Services Agreement, the Company incurs charges related to employee compensation which includes a Long-Term Incentive Program (LTIP). A vesting period of three years applies after which final unit values are determined based on actual performance. The Company has been allocated a share of the expense with the LTIP payable carried as a component of accounts payable and general expenses due and accrued. Once the vesting period is complete and the LTIP awards are paid, the Company’s LTIP payable will be settled with Wilton Re Services. At December 31, 2021 and 2020, included within accounts payable and general expenses due and accrued in the statutory-basis balance sheets, is the Company’s payable of $10,524 and $10,958, respectively, resulting in incurred expenses of $5,316, $6,296 and $5,050 for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company settled $2,857, $2,893 and $6,129 with Wilton Re Services related to vested LTIP awards paid on December 30, 2021, April 9, 2021, and April 17, 2020, respectively.
Allstate service agreements

42

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

9.  Related-Party Transactions (continued)
Prior to the Acquisition, ALICNY and Intramerica were parties to the New York Insurer Supplement to Amended and Restated Service and Expense Agreement between the Allstate Corporation and certain of its affiliated insurance companies pursuant to which AIC provided access to a variety of services, including the utilization of shared bank accounts for cash collections and disbursements in certain situations. This agreement provided for cost sharing and allocation of operating expense among the parties.
Prior to the Acquisition, ALICNY and Intramerica were parties to the Investment Advisory Agreement and Amendment to Service Agreement with Allstate Investments, LLC (AILLC) whereby AILLC provided investment management services.
Transactions with Allstate Life Insurance Company
The Purchase Agreement specified that certain investments be sold or transferred prior to the sale closing (Pre-sale asset reallocation transactions). As part of the Pre-sale asset reallocation transactions executed during the third quarter of 2021, ALICNY transferred mortgage loans with fair values of $306,709 to ALIC in exchange for mortgage loans, other invested assets and cash.
Transactions with Allstate Insurance Company
As part of the Pre-sale asset reallocation transactions, ALICNY transferred preferred stocks, common stocks, mortgage loans and other invested assets with fair values of $284,541 to AIC in exchange for cash.
10.  Commitments and Contingencies
Funding of Investments
The Company’s commitments to limited partnerships as of December 31, 2021, are presented in the following table:
	2021
	Commitment	Unfunded
Limited partnerships	$499,804	$188,668
The Company anticipates that the majority of its current limited partnership commitments will be invested over the next five years; however, these commitments could become due any time at the request of the counterparties.
Legal Proceedings
In the normal course of business, the Company is occasionally involved in litigation, principally from claims made under insurance policies and contracts. The ultimate disposition of such litigation is not expected to have a material adverse effect on the Company’s financial condition, liquidity or results of operations.
11.  Reserves
The Company’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions at December 31, are summarized as follows:

43

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

11.  Reserves (continued)
	2021		2020
A. Individual Annuities	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$138,357	3.7%	$150,085	2.9%
At book value less current surrender charge of 5% or more	5,789	0.2	1,862	0.0
At fair value	195,448	5.2	192,693	3.7
Total with adjustment or at market value	339,594	9.1	344,640	6.6
At book value without adjustment (minimum or no charge or adjustment)	1,367,585	36.6	1,434,427	27.4
Not subject to discretionary withdrawal	2,025,260	54.3	3,459,706	66.0
Total annuity reserves and deposit fund liabilities—before reinsurance	3,732,439	100.0%	5,238,773	100.0%
Less reinsurance ceded	2,228,905		1,375,490
Net annuity reserves and deposit fund liabilities	$1,503,534		$3,863,283

	2021		2020
B. Group Annuities	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$25,873	7.7%	$29,507	8.3%
At book value less current surrender charge of 5% or more	$2,158	0.6	$1,115	0.3
At fair value	$90,923	27.0	$91,541	25.9
Total with adjustment or at market value	$118,954	35.3	$122,163	34.5
At book value without adjustment (minimum or no charge or adjustment)	$203,087	60.3	$214,638	60.6
Not subject to discretionary withdrawal	$14,992	4.4	$17,150	4.8
Total annuity reserves and deposit fund liabilities—before reinsurance	$337,033	100.0%	$353,951	100.0%
Less reinsurance ceded	193,490		97,463
Net annuity reserves and deposit fund liabilities	193,490		$256,488

	2021		2020
C. Deposit—Type Contracts (No Life Contingencies)	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$-	0.0%	$-	0.0%
At book value less current surrender charge of 5% or more	-	0.0	-	0.0
At fair value	22	0.0	31	0.0
Total with adjustment or at market value	22	0.0	31	0.0
At book value without adjustment (minimum or no charge or adjustment)	-	0.0	11,944	3.7
Not subject to discretionary withdrawal	284,738	100%	314,368	96.3

44

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

11.  Reserves (continued)
	2021		2020
C. Deposit—Type Contracts (No Life Contingencies)	Amount	Percent	Amount	Percent
Total annuity reserves and deposit fund liabilities—before reinsurance	284,760	100%	326,343	100%
Less reinsurance ceded	272,326		1,140
Net annuity reserves and deposit fund liabilities	$12,434		$325,203
Of the total net annuity reserves and deposit fund liabilities of $1,659,512 and $4,444,974 at December 31, 2021 and 2020, respectively, $1,500,510 and $4,009,061 is included in the general account and $159,002 and $435,913 is included in the separate account, respectively.
The Company’s life reserves that are subject to discretionary withdrawal, surrender values, or policy loans and not subject to discretionary withdrawal or no cash value provisions at December 31 are summarized as follows:
A. General Account	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$ -	$20,824	$28,268	$ -	$20,602	$36,537
b. Universal Life	666,986	664,740	697,691	700,890	696,147	717,771
c. Universal Life with Secondary Guarantees	334,432	261,888	481,595	320,533	242,087	544,050
d. Indexed Universal Life	-	-	-	-	-	-
e. Indexed Universal Life with Secondary Guarantees	61,666	36,356	45,112	52,340	27,932	48,680
f. Indexed Life	-	-	-	-	-	-
g. Other Permanent Cash Value Life Insurance	-	7,671	9,780	-	7,650	9,954
h. Variable Life	-	-	-	-	-	-
i. Variable Universal Life	2,686	2,576	2,153	1,803	1,113	2,183
j. Miscellaneous Reserves	-	67,706	97,116	-	63,483	92,804
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	464,271	XXX	XXX	473,852

45

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

11.  Reserves (continued)
A. General Account	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
b. Accidental Death Benefits	XXX	XXX	124	XXX	XXX	129
c. Disability—Active Lives	XXX	XXX	8,254	XXX	XXX	3,430
d. Disability—Disabled Lives	XXX	XXX	22,580	XXX	XXX	23,528
e. Miscellaneous Reserves	XXX	XXX	1,433,182	XXX	XXX	217,894
(3) Total (gross: direct + assumed)	1,065,770	1,061,761	3,290,126	1,075,566	1,059,014	2,170,812
(4) Reinsurance ceded	610,871	602,091	2,387,398	240,064	245,822	605,684
(5) Total (net) (3) - (4)	$454,899	$459,670	$902,728	$835,502	$813,192	$ 1,565,128

B. Separate Account Guaranteed	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$ -	$ -	$ -	$ -	$ -	$ -
b. Universal Life	-	-	-	-	-	-
c. Universal Life with Secondary Guarantees	-	-	-	-	-	-
d. Indexed Universal Life	-	-	-	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-	-	-	-
f. Indexed Life	-	-	-	-	-	-
g. Other Permanent Cash Value Life Insurance	-	-	-	-	-	-
h. Variable Life	-	-	-	-	-	-
i. Variable Universal Life	-	-	-	-	-	-
j. Miscellaneous Reserves	-	-	-	-	-	-
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	-	XXX	XXX	-
b. Accidental Death Benefits	XXX	XXX	-	XXX	XXX	-
c. Disability—Active Lives	XXX	XXX	-	XXX	XXX	-
d. Disability—Disabled Lives	XXX	XXX	-	XXX	XXX	-
e. Miscellaneous Reserves	XXX	XXX	-	XXX	XXX	-
(3) Total (gross: direct + assumed)	-	-	-	-	-	-
(4) Reinsurance ceded	-	-	-	-	-	-

46

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

11.  Reserves (continued)
B. Separate Account Guaranteed	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(5) Total (net) (3) - (4)	$ -	$ -	$ -	$ -	$ -	$ -

C. Separate Account Nonguaranteed	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(1) Subject to discretionary withdrawal, surrender value, or policy loans:
a. Term Policies with Cash Value	$ -	$ -	$ -	$ -	$ -	$ -
b. Universal Life	-	-	-	-	-	-
c. Universal Life with Secondary Guarantees	-	-	-	-	-	-
d. Indexed Universal Life	-	-	-	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-	-	-	-
f. Indexed Life	-	-	-	-	-	-
g. Other Permanent Cash Value Life Insurance	-	-	-	-	-	-
h. Variable Life	-	-	-	-	-	-
i. Variable Universal Life	23,341	22,112	22,704	19,808	19,454	19,525
j. Miscellaneous Reserves	-	-	-	-	-	-
(2) Not subject to discretionary withdrawal or no cash values:
a. Term policies without Cash Value	XXX	XXX	-	XXX	XXX	-
b. Accidental Death Benefits	XXX	XXX	-	XXX	XXX	-
c. Disability—Active Lives	XXX	XXX	-	XXX	XXX	-
d. Disability—Disabled Lives	XXX	XXX	-	XXX	XXX	-
e. Miscellaneous Reserves	XXX	XXX	290,476	XXX	XXX	-
(3) Total (gross: direct + assumed)	23,341	22,112	313,180	19,808	19,454	19,525
(4) Reinsurance ceded	-	-	-	-	-	-
(5) Total (net) (3) - (4)	$23,341	$22,112	$313,180	$19,808	$19,454	$19,525
12.  Premium and Annuity Considerations
Deferred and uncollected life insurance premiums and annuity considerations net of reinsurance at December 31 are as follows:
	2021		2020
	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	8	8	18	(4)
Ordinary renewal	13,767	16,015	24,940	30,453

47

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

12.  Premium and Annuity Considerations (continued)
	2021		2020
	Gross	Net of Loading	Gross	Net of Loading
Total	$ 13,775	$ 16,023	$ 24,958	$30,449
For 2021, 2020 and 2019, the Company recognized premiums related to life participating policies of $41, $6 and $48, respectively. These amounts represented less than on-half of one percent of total life premiums and annuity considerations earned. The Company uses accrual accounting to record policyholder dividends on participating policies. The Company paid dividends of $45, $31, and $42 in 2021, 2020 and 2019, respectively, to participating policyholders and did not allocate additional income. All of the Company’s accident and health contracts were nonparticipating.
13.  Separate Accounts
The Company’s Separate Accounts were attributed to the following products/transactions as December 31:
	2021		2020
	Legally insulated assets	Not legally insulated assets	Legally insulated assets	Not legally insulated assets
Variable annuity contracts	$293,809	$ -	$290,805	$ -
Variable life policies	23,365	-	19,451	-
Modified guaranty annuity	-	112,346	-	137,012
Total	$317,174	$112,346	$310,256	$137,012
Separate Accounts held by the Company are for variable annuity contracts, variable life policies and MGA contracts. The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts and registered with the Securities and Exchange Commission (“SEC”). As of December 31, 2021 and 2020, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.
Variable annuity and variable life business allow the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company

48

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

13.  Separate Accounts (continued)
provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives. Variable annuity and variable life business is included in the Nonguaranteed Separate Accounts column of the following tables.
The assets and liabilities of MGA contracts are also recorded as assets and liabilities of the Separate Accounts, however, they are not legally insulated from the General Account. MGA products are non-unitized products, most of which are not registered with the SEC. The Separate Account for MGA products provides the opportunity for the contractholder to invest in one or any combination of up to ten interest rate guarantee periods. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustments. MGA business is included in the Nonindexed Guarantee Less than/equal to 4% or the Nonindexed Guarantees More than 4% column of the following tables.
Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $619 and $473 in 2021 and 2020, respectively. The amount paid by the General Account for Separate Account guarantees for variable annuity products was $119 and $121 in 2021 and 2020, respectively.
In connection with the disposal of the Company’s variable annuity business to Prudential Insurance Company of America (Prudential) in 2006, there is a modified coinsurance reinsurance agreement under which the Separate Account assets and liabilities remain in the Company’s Statements of Financial Position, but the related results of operations are fully reinsured to Prudential and presented net of reinsurance in the statutory-basis statements of operations. In contrast, assets supporting General Account liabilities, including the future rights and obligations related to benefit guarantees and fixed rate of return fund investments, have been transferred to Prudential under the coinsurance reinsurance provisions. The reinsurance agreements do not contain limits or indemnifications with regard to the insurance risk transfer, and transferred all of the future risks and responsibilities for performance in the underlying variable annuity contracts to Prudential, including those related to benefit guarantees and fixed rate of return fund investments, in accordance with SSAP No. 61R. The Separate Accounts balances related to the modified coinsurance reinsurance were $268,644 and $267,264 as of December 31, 2021 and 2020, respectively. The General Account liability balances reinsured to Prudential under the coinsurance reinsurance were $163,363 and $160,714¬ as of December 31, 2021 and 2020, respectively, and consisted of the liabilities for fixed rate of return fund investments and benefit guarantees.
Information regarding the Company’s Separate Accounts as of December 31 was as follows:
	2021
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than to 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$ -	$ -	$ -	$ -
Reserves as of December 31
For accounts with assets at:
Fair value	$134,430	$ -	$316,466	$450,896

49

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

13.  Separate Accounts (continued)
	2021
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than to 4%	Non-Guaranteed Separate Accounts	Total
Amortized cost	-	-	-	-
Total reserves	$134,430	$ -	$316,466	$ 450,896
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$131,381	$ -	$ -	$ 131,381
At book value without market value adjustment and with current surrender charge of 5% of more	-	-	-	-
At fair value	-	-	332,466	332,466
At book value without market value adjustment and with current surrender charge of less than 5%	3,049	-	-	3,049
Subtotal	$134,430	$ -	$332,466	$ 466,896
Not subject to discretionary withdrawal	-	-	8,346	8,346
Total	$134,430	$ -	$340,812	$ 475,242
Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A

	2020
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than to 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$ -	$ -	$2,106	$2,106
Reserves as of December 31
For accounts with assets at:
Fair value	$145,865	$ -	$309,688	$455,553
Amortized cost	-	-	-	-
Total reserves	$145,865	$ -	$309,688	$455,553
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$142,758	$ -	$ -	$142,758
At book value without market value adjustment and with current surrender charge of 5% of more	-	-	-	-

50

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS
 (CONTINUED)

AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands of US Dollars)

13.  Separate Accounts (continued)
	2020
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than to 4%	Non-Guaranteed Separate Accounts	Total
At fair value	-	-	302,298	302,298
At book value without market value adjustment and with current surrender charge of less than 5%	3,107	-	-	3,107
Subtotal	$145,865	$ -	$302,298	$ 448,163
Not subject to discretionary withdrawal	-	-	7,390	7,390
Total	$145,865	$ -	$309,688	$ 455,553
Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A
Reconciliation of net transfers to or (from) the Separate Accounts for the years ended December 31 was as follows:
	2021	2020	2019
Transfers as reported in the Summary of
Operations of the Separate Accounts Statement
Transfers to Separate Accounts	$3,911	$2,106	$1,996
Transfers from Separate Accounts	49,290	39,253	48,214
Net transfers to (from) Separate Accounts	(45,379)	(37,147)	(46,218)
Reconciling adjustments	59	42	29
Transfers as reported in the Statements of Operations	$ (45,320)	$ (37,105)	$ (46,189)
14.  Subsequent Events
There have been no events occurring subsequent to the close of the books or accounts that would have a material effect on the financial condition of the Company. Subsequent events have been considered through April 11, 2022, the date the statutory-basis financial statements were available to be issued.
*****

51

AMERICAN SEPARATE ACCOUNT NO. 2
ANNUAL REPORT
DECEMBER 31, 2021

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Mutual of America Life Insurance Company and
Contract Owners of American Separate Account No. 2:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix, each a subaccount comprising American Separate Account No. 2 (the Subaccounts), as of December 31, 2021, the related statements of operations for the year or period listed in the Appendix, the statements of changes in net assets for each of the years or period listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated in Note 4. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2021, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for the years or period listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 4, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Mutual of America Life Insurance Company’s separate accounts since 2002.

New York, New York
April 29, 2022

Appendix
Statement of operations for the year ended December 31, 2021 and the statements of changes in net assets for each of the years in the two-year period then ended.
MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS, INC.
Equity Index Portfolio*
All America Portfolio*
Small Cap Value Portfolio*
Small Cap Growth Portfolio*
Mid-Cap Equity Index Portfolio*
Money Market Portfolio*
Mid-Term Bond Portfolio*
Bond Portfolio*
Moderate Allocation Portfolio*
FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS FUNDS
VIP Equity-Income Portfolio
VIP Asset Manager Portfolio
VIP Contrafund Portfolio
VANGUARD VARIABLE INSURANCE FUNDS
VIF International Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Capital Appreciation Fund
CALVERT VARIABLE SERIES, INC.
VP SRI Balanced Portfolio
DEUTSCHE DWS VARIABLE SERIES I
Capital Growth VIP

*Statement of operations for the year ended December 31, 2021 and the statements of changes in net assets for the year ended December 31, 2021 and for the period from January 24, 2020 (commencement of operations) to December 31, 2020 for these subaccounts.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Mid-Cap Equity Index Portfolio
Investments in Mutual of America Variable
Insurance Portfolios
at fair value
(Cost: Equity Index Portfolio -- $19,176
All America Portfolio -- $24,858
Small Cap Value Portfolio -- $6,513
Small Cap Growth Portfolio -- $8,030
Mid-Cap Equity Index Portfolio -- $1,852)

(Notes 1 and 2)	$28,119	$35,914	$8,346	$12,372	$2,571
Due From (To) General Account	(2,340)	(239)	(86)	(114)	(8)
Net Assets	$25,779	$35,675	$8,260	$12,258	$2,563
Number of Units Outstanding(a)	1,948	1,061	2,675	2,869	347
Unit Value(b)(c)	$13.231	$33.619	$3.087	$4.273	$7.383

	Mutual of America Variable Insurance Portfolios
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investments in Mutual of America Variable Insurance
Portfolios at fair value
(Cost: Moderate Allocation Portfolio -- $877
Money Market Portfolio -- $102
Mid-Term Bond Portfolio -- $477
Bond Portfolio -- $916)

(Notes 1 and 2)	$1,108	$102	$478	$923
Due From (To) General Account	(17)	(1)	(5)	(10)
Net Assets	$1,091	$101	$473	$913
Number of Units Outstanding(a)	313	43	182	130
Unit Value(b)(c)	$3.482	$2.371	$2.601	$7.014

(a)Rounded to the nearest unit.
(b)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(c)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

 (CONTINUED)

	Fidelity			Vanguard
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIF International Portfolio
Investments in Fidelity VIP Portfolios and Vanguard VIF
International Portfolio at fair value
(Cost: Fidelity VIP Equity-Income Portfolio -- $10,388
Fidelity VIP Asset Manager Portfolio -- $5,182
Fidelity VIP Contrafund Portfolio -- $81,834
Vanguard VIF International Portfolio -- $10,273)

(Notes 1 and 2)	$12,187	$6,240	$142,562	$19,048
Due From (To) General Account	(60)	(27)	(467)	(66)
Net Assets	$12,127	$6,213	$142,095	$18,982
Number of Units Outstanding(a)	100	89	756	305
Unit Value(b)(c)	$121.814	$69.650	$188.080	$62.233

	American Century	Calvert	DWS
	VP Capital Appreciation Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investments in American Century VP Capital Appreciation Fund, Calvert
VP SRI Balanced Portfolio and DWS Capital Growth VIP at fair value
(Cost: American Century VP
Capital Appreciation Fund -- $7,933
Calvert VP SRI Balanced Portfolio -- $172
DWS Capital Growth VIP -- $6,674)

(Notes 1 and 2)	$10,745	$232	$13,130
Due From (To) General Account	(78)	(10)	(72)
Net Assets	$10,667	$222	$13,058
Number of Units Outstanding(a)	110	24	64
Unit Value(b)(c)	$97.313	$9.062	$202.866

(a)Rounded to the nearest unit.
(b)
Rounded to the nearest $0.001. Inputs used to derive each subaccount’s ending unit value are rounded to six decimal places. Refer to Note 5 for further information regarding the daily calculation of Accumulation Unit Values.
(c)
The difference between the recalculated and stated Unit Value is due to rounding.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS

For The Year Ended December 31, 2021

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio	Mid-Cap Equity Index Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$318	$327	$57	$11	$25
Expenses (Note 3)	221	303	69	109	21
Net Investment Income (Loss)	97	24	(12)	(98)	4
Net Realized and Unrealized
Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	146	1,073	163	425	11
Realized gain from distributions	—	—	—	—	—
Net realized gain (loss) on investments	146	1,073	163	425	11
Net change in unrealized appreciation
(depreciation) on investments	5,872	6,996	1,974	883	479
Net Realized and Unrealized
Gain (Loss) on Investments	6,018	8,069	2,137	1,308	490
Net Increase (Decrease) in Net Assets
Resulting From Operations	$6,115	$8,093	$2,125	$1,210	$494

	Mutual of America Variable Insurance Portfolios
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$5	$15
Expenses (Note 3)	8	—	4	7
Net Investment Income (Loss)	(8)	—	1	8
Net Realized and Unrealized
Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	49	—	1	1
Realized gain from distributions	—	—	6	—(a)
Net realized gain (loss) on investments	49	—	7	1
Net change in unrealized appreciation
(depreciation) on investments	123	(1)	(22)	(42)
Net Realized and Unrealized
Gain (Loss) on Investments	172	(1)	(15)	(41)
Net Increase (Decrease) in Net Assets
Resulting From Operations	$164	$(1)	$(14)	$(33)

(a)Less than $0.50.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS

For The Year Ended December 31, 2021

 (CONTINUED)

	Fidelity			Vanguard
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIF International Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$229	$99	$78	$57
Expenses (Note 3)	96	47	1,010	178
Net Investment Income (Loss)	133	52	(932)	(121)
Net Realized and Unrealized
Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	300	77	1,762	613
Realized gain from distributions	1,309	34	16,164	1,445
Net realized gain (loss) on investments	1,609	111	17,926	2,058
Net change in unrealized appreciation
(depreciation) on investments	852	392	13,749	(2,364)
Net Realized and Unrealized
Gain (Loss) on Investments	2,461	503	31,675	(306)
Net Increase (Decrease) in Net Assets
Resulting From Operations	$2,594	$555	$30,743	$(427)

	American Century	Calvert	DWS
	VP Capital Appreciation Fund	VP SRI Balanced Portfolio	Capital Growth VIP
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$4	$26
Expenses (Note 3)	93	—	105
Net Investment Income (Loss)	(93)	4	(79)
Net Realized and Unrealized
Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	181	32	345
Realized gain from distributions	1,256	10	651
Net realized gain (loss) on investments	1,437	42	996
Net change in unrealized appreciation
(depreciation) on investments	(224)	(1)	1,531
Net Realized and Unrealized
Gain (Loss) on Investments	1,213	41	2,527
Net Increase (Decrease) in Net Assets
Resulting From Operations	$1,120	$45	$2,448

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios
	Equity Index Portfolio		All America Portfolio		Small Cap Value Portfolio
	2021	2020†	2021	2020†	2021	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$97	$(157)	$24	$(210)	$(12)	$(46)
Net realized gain (loss) on investments	146	—	1,073	—	163	—
Net change in unrealized appreciation (depreciation) on investments	5,872	3,071	6,996	4,060	1,974	(141)
Net Increase (Decrease) in net assets resulting from operations	6,115	2,914	8,093	3,850	2,125	(187)
From Unit Transactions:
Contributions	—	—	—	—	—	—
Withdrawals	(2,198)	—	(1,508)	(508)	—	(282)
Net Transfers	(154)	19,152(a)	(392)	26,523(a)	(185)	6,794(a)
Contract fees (Note 3)	(25)	(25)	(206)	(177)	(4)	(1)
Net Increase (Decrease) from unit transactions	(2,377)	19,127	(2,106)	25,838	(189)	6,511
Net Increase (Decrease) in Net Assets	3,738	22,041	5,987	29,688	1,936	6,324
Net Assets:
Beginning of Year/Period	22,041	—	29,688	—	6,324	—
End of Year/Period	$25,779	$22,041	$35,675	$29,688	$8,260	$6,324
Changes in Units:
Units outstanding, beginning of year/period	2,122	—	1,113	—	2,677	—
Units issued	—	2,125(a)	—	1,152(a)	—	2,869(a)
Units redeemed	(174)	(3)	(52)	(39)	(2)	(192)
Net increase (decrease)	(174)	2,122	(52)	1,113	(2)	2,677
Units outstanding, end of year/period	1,948	2,122	1,061	1,113	2,675	2,677

†For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(a)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Mutual of America Variable Insurance Portfolios
	Small Cap Growth Portfolio		Mid-Cap Equity Index Portfolio		Moderate Allocation Portfolio
	2021	2020†	2021	2020†	2021	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(98)	$(72)	$4	$(14)	$(8)	$(7)
Net realized gain (loss) on investments	425	—	11	—	49	—
Net change in unrealized appreciation (depreciation) on investments	883	3,459	479	240	123	108
Net Increase (Decrease) in net assets resulting from operations	1,210	3,387	494	226	164	101
From Unit Transactions:
Contributions	—	—	—	—	—	—
Withdrawals	—	(400)	—	—	—	—
Net Transfers	(169)	8,230(a)	(7)	1,850(a)	(33)	859(a)
Contract fees (Note 3)	—	—	—	—	—	—
Net Increase (Decrease) from unit transactions	(169)	7,830	(7)	1,850	(33)	859
Net Increase (Decrease) in Net Assets	1,041	11,217	487	2,076	131	960
Net Assets:
Beginning of Year/Period	11,217	—	2,076	—	960	—
End of Year/Period	$12,258	$11,217	$2,563	$2,076	$1,091	$960
Changes in Units:
Units outstanding, beginning of year/period	2,869	—	347	—	313	—
Units issued	—	3,074(a)	—	347(a)	—	313(a)
Units redeemed	—	(205)	—	—	—	—
Net increase (decrease)	—	2,869	—	347	—	313
Units outstanding, end of year/period	2,869	2,869	347	347	313	313

†For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(a)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Mutual of America Variable Insurance Portfolios
	Money Market Portfolio		Mid-Term Bond Portfolio		Bond Portfolio
	2021	2020†	2021	2020†	2021	2020†
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$1	$(3)	$8	$(7)
Net realized gain (loss) on investments	—	—	7	—	1	—
Net change in unrealized appreciation (depreciation) on investments	(1)	1	(22)	23	(42)	49
Net Increase (Decrease) in net assets resulting from operations	(1)	1	(14)	20	(33)	42
From Unit Transactions:
Contributions	—	—	—	—	2	—
Withdrawals	—	—	—	—	—	—
Net Transfers	(1)	106(a)	—	522(a)	—	990(a)
Contract fees (Note 3)	(3)	(1)	(27)	(28)	(45)	(43)
Net Increase (Decrease) from unit transactions	(4)	105	(27)	494	(43)	947
Net Increase (Decrease) in Net Assets	(5)	106	(41)	514	(76)	989
Net Assets:
Beginning of Year/Period	106	—	514	—	989	—
End of Year/Period	$101	$106	$473	$514	$913	$989
Changes in Units:
Units outstanding, beginning of year/period	44	—	192	—	136	—
Units issued	—	45(a)	—	202(a)	—(b)	142(a)
Units redeemed	(1)	(1)	(10)	(10)	(6)	(6)
Net increase (decrease)	(1)	44	(10)	192	(6)	136
Units outstanding, end of year/period	43	44	182	192	130	136

†For the period from January 24, 2020 (initial offering date of units) to December 31, 2020.
(a)
Includes transfers from Subaccounts previously invested in funds of the Mutual of America Investment Corporation on January 24, 2020 (Note 1).
(b)
Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO.2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Fidelity
	VIP Equity-Income Portfolio		VIP Asset Manager Portfolio		VIP Contrafund Portfolio
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$133	$101	$52	$43	$(932)	$(524)
Net realized gain (loss) on investments	1,609	423	111	71	17,926	482
Net change in unrealized appreciation (depreciation) on investments	852	82	392	627	13,749	25,987
Net Increase (Decrease) in net assets resulting from operations	2,594	606	555	741	30,743	25,945
From Unit Transactions:
Contributions	—	—	—	—	—	—
Withdrawals	(727)	—	—	—	—	—
Net Transfers	(109)	(34)	(37)	(39)	(688)	(382)
Contract fees (Note 3)	(48)	(44)	(32)	(30)	(74)	(66)
Net Increase (Decrease) from unit transactions	(884)	(78)	(69)	(69)	(762)	(448)
Net Increase (Decrease) in Net Assets	1,710	528	486	672	29,981	25,497
Net Assets:
Beginning of Year	10,417	9,889	5,727	5,055	112,114	86,617
End of Year	$12,127	$10,417	$6,213	$5,727	$142,095	$112,114
Changes in Units:
Units outstanding, beginning of year	106	106	90	90	756	756
Units issued	—	—(a)	—	—(a)	—	—
Units redeemed	(6)	—	(1)	—(a)	—(a)	—(a)
Net increase (decrease)	(6)	—	(1)	—	—	—
Units outstanding, end of year	100	106	89	90	756	756

(a)Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

 (CONTINUED)

	Vanguard		American Century		Calvert		DWS
	VIF International Portfolio		VP Capital Appreciation Fund		VP SRI Balanced Portfolio		Capital Growth VIP
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(121)	$48	$(93)	$(61)	$4	$4	$(79)	$(34)
Net realized gain (loss) on investments	2,058	325	1,437	811	42	9	996	601
Net change in unrealized appreciation (depreciation) on investments	(2,364)	6,957	(224)	2,232	(1)	26	1,531	2,495
Net Increase (Decrease) in net assets resulting from operations	(427)	7,330	1,120	2,982	45	39	2,448	3,062
From Unit Transactions:
Contributions	2	—	—	—	—	—	—	—
Withdrawals	—	—	—	—	—	—	—	—
Net Transfers	(44)	(311)	(97)	(132)	(16)	(12)	(122)	(118)
Contract fees (Note 3)	(51)	(48)	(33)	(24)	(24)	(23)	—	—
Net Increase (Decrease) from unit transactions	(93)	(359)	(130)	(156)	(40)	(35)	(122)	(118)
Net Increase (Decrease) in Net Assets	(520)	6,971	990	2,826	5	4	2,326	2,944
Net Assets:
Beginning of Year	19,502	12,531	9,677	6,851	217	213	10,732	7,788
End of Year	$18,982	$19,502	$10,667	$9,677	$222	$217	$13,058	$10,732
Changes in Units:
Units outstanding, beginning of year	306	307	110	110	27	31	64	64
Units issued	—(a)	—	—	—	—	—	—	—
Units redeemed	(1)	(1)	—(a)	—(a)	(3)	(4)	—	—
Net increase (decrease)	(1)	(1)	—	—	(3)	(4)	—	—
Units outstanding, end of year	305	306	110	110	24	27	64	64

(a)Less than 0.5 unit.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS

December 31, 2021
1. Significant Accounting Policies and Organization
American Separate Account No. 2 (“Separate Account No. 2”) of Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York) (“American Life” or “the Company”) was established in conformity with New York Insurance Law and commenced operations on November 19, 1993 as a unit investment trust registered under the Investment Company Act of 1940. The following funds are available as investment alternatives: Mutual of America Variable Insurance Portfolios Equity Index, All America, Small Cap Value, Small Cap Growth, Mid-Cap Equity Index, Moderate Allocation, Money Market, Mid-Term Bond and Bond Portfolios; Fidelity VIP Equity-Income, VIP Asset Manager and VIP Contrafund Portfolios; Vanguard VIF International Portfolio; American Century VP Capital Appreciation Fund; Calvert VP SRI Balanced Portfolio and DWS Capital Growth VIP.
The Subaccounts invest in the corresponding portfolios of Mutual of America Variable Insurance Portfolios, Inc. (“Mutual of American Variable Insurance Portfolios”), portfolios of Fidelity Variable Insurance Products Funds (“Fidelity”), portfolio of Vanguard Variable Insurance Fund (“Vanguard”), fund of American Century Variable Portfolios, Inc. (“American Century”), portfolio of Calvert Variable Series, Inc. (“Calvert”) and fund of Deutsche DWS Variable Series I (“DWS”).
Separate Account No. 2 was formed by the Company to support the operations of the Company’s group and individual variable accumulation annuity contracts (“Contracts”). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2’s assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.
During 2000, a substantial portion of American Life’s original issue group and individual variable accumulation annuity business participating through American Life Separate Account No. 2 was transferred to a former parent, Mutual of America Life Insurance Company, prior to the sale of American Life to an unaffiliated Company. Although a relatively limited number of these variable accumulation annuity products remain in force, the Company is no longer issuing new policies/contracts through American Life Separate Account No. 2.
On January 24, 2020, the funds of the Mutual of America Investment Corporation (the “Replaced Funds”) were removed as investment alternatives of Separate Account No. 2 pursuant to a substitution order granted by the Securities and Exchange Commission dated October 29, 2019. Individual investors in the Replaced Funds who failed to make a reallocation election prior to the effective date of the substitution order were automatically transferred into the portfolios of the Mutual of America Variable Insurance Portfolios (the “Replacement Funds”), as follows:
Replaced Funds	Replacement Funds	Amount Transferred
Equity Index Fund	VIP Equity Index Portfolio	$19,185
All America Fund	VIP All America Portfolio	$26,923
Small Cap Value Fund	VIP Small Cap Value Portfolio	$6,976
Small Cap Growth Fund	VIP Small Cap Growth Portfolio	$8,664
Mid-Cap Equity Index Fund	VIP Mid-Cap Equity Index Portfolio	$1,854
Composite Fund	VIP Moderate Allocation Portfolio	$880
Money Market Fund	VIP Money Market Portfolio	$107
Mid-Term Bond Fund	VIP Mid-Term Bond Portfolio	$523
Bond Fund	VIP Bond Portfolio	$992
The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
1. Significant Accounting Policies and Organization (continued)
accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.
The following is a summary of the significant accounting policies consistently followed by Separate Account No. 2, which are in conformity with GAAP:
Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 2 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:
•
Level 1 — quoted prices in active markets for identical investments.
•
Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•
Level 3 — significant unobservable inputs (including Separate Account No. 2’s own assumptions in determining the fair value of investments).
As of December 31, 2021, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the SEC, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the inputs used to value Separate Account No. 2’s investments as of December 31, 2021:
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	$28,119	—	—	$28,119
All America Portfolio	$35,914	—	—	$35,914
Small Cap Value Portfolio	$8,346	—	—	$8,346
Small Cap Growth Portfolio	$12,372	—	—	$12,372
Mid-Cap Equity Index Portfolio	$2,571	—	—	$2,571
Moderate Allocation Portfolio	$1,108	—	—	$1,108
Money Market Portfolio	$102	—	—	$102
Mid-Term Bond Portfolio	$478	—	—	$478
Bond Portfolio	$923	—	—	$923
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	$12,187	—	—	$12,187
VIP Asset Manager — “Initial” Class	$6,240	—	—	$6,240
VIP Contrafund — “Initial” Class	$142,562	—	—	$142,562
Vanguard VIF International Portfolio	$19,048	—	—	$19,048

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
1. Significant Accounting Policies and Organization (continued)
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
American Century VP Capital Appreciation Fund — Class “Y”	$10,745	—	—	$10,745
Calvert VP SRI Balanced Portfolio — Class “I”	$232	—	—	$232
DWS Capital Growth VIP — Class “A”	$13,130	—	—	$13,130
During 2021, there were no transfers of investments between Level 1, Level 2 or Level 3.
Investment Valuation — Investments are made in shares of Mutual of America Variable Insurance Portfolios, Fidelity, Vanguard, American Century, Calvert and DWS and are fair valued based on the reported net asset values of the respective funds or portfolios, which in turn value their investments at fair value. Such investments are referred to as “Underlying Funds” of Separate Account No. 2.
Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income, is recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend and distributions paid to the Subaccounts has no impact on the respective unit values.
Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.
Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of contract owners upon termination or withdrawal.
2. Investments
The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values per share (rounded to the nearest cent) at December 31, 2021 were as follows:
	Number of Shares	Net Asset Value Per Share
Mutual of America Variable Insurance Portfolios:
Equity Index Portfolio	391	$72.00
All America Portfolio	1,007	$35.66
Small Cap Value Portfolio	438	$19.07
Small Cap Growth Portfolio	536	$23.07
Mid-Cap Equity Index Portfolio	82	$31.31
Moderate Allocation Portfolio	56	$19.82
Money Market Portfolio	8	$12.31

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
2. Investments (continued)
	Number of Shares	Net Asset Value Per Share
Mid-Term Bond Portfolio	44	$10.76
Bond Portfolio	61	$15.07
Fidelity Portfolios:
VIP Equity-Income —“Initial” Class	466	$26.15
VIP Asset Manager —“Initial” Class	340	$18.33
VIP Contrafund —“Initial” Class	2,623	$54.35
Vanguard VIF International Portfolio	480	$39.70
American Century VP Capital Appreciation Fund — Class “Y”	565	$19.03
Calvert VP SRI Balanced Portfolio — Class “I”	83	$2.78
DWS Capital Growth VIP — Class “A”	267	$49.11
The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:
	Equity Index Portfolio	All America Portfolio	Small Cap Value Portfolio	Small Cap Growth Portfolio
Cost of investment purchases	—	—	—	—
Proceeds from sales of investments	$473	$3,465	$683	$1,070

	Mid-Cap Equity Index Portfolio	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio
Cost of investment purchases	—	—	—	—
Proceeds from sales of investments	$38	$237	$5	$58

	Bond Portfolio	Fidelity VIP Equity- Income Portfolio	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio
Cost of investment purchases	$2	—	—	—
Proceeds from sales of investments	$94	$1,335	$395	$3,283

	Vanguard VIF International Portfolio	American Century VP Capital Appreciation Fund	Calvert VP SRI Balanced Portfolio	DWS Capital Growth VIP
Cost of investment purchases	$1	—	—	—
Proceeds from sales of investments	$1,116	$611	$110	$606

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
3. Expenses
Administrative Charges — In connection with its administrative functions, the Company deducts daily charges from the value of the net assets of all Subaccounts. The Company deducted administrative expenses at an annual rate of .40% (except for the American Century VP Capital Appreciation Fund for which the rate charged was .15% before October 10, 2017 and each Fidelity portfolio for which the rate was .30%). The lower charges for the American Century VP Capital Appreciation Fund and Fidelity portfolios are due to reimbursements received from affiliates of American Century and Fidelity.
Distribution Expense Charges — The Company makes a daily deduction from the value of the net assets of each Subaccount to cover incurred distribution expenses. The Company deducted a distribution expense charge at an annual rate of .35%.
Expense Risk Fee — For assuming expense risks, the Company deducts a daily charge from the value of the net assets of each Subaccount. The Company deducts an expense risk charge at an annual rate of .15%.
Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted and are reflected as unit transactions in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.
On October 9, 2017, all assets of the American Century Subaccount were invested in a new share class of the American Century VP Capital Appreciation Fund, Class Y, with total fund operating expenses at the end of 2017 of 0.62% (annualized, net of expense waivers), rather than the previous share class, Class I, with total fund operating expenses at the end of 2017 of 0.99% (net of expense waivers). As of that date, the investment adviser for the American Century VP Capital Appreciation Fund ceased to reimburse the Company for administrative expenses, and therefore no further reductions to the American Century Subaccount occurred as a result of the discontinuation of the reimbursement arrangement. The effective administrative rate charged in 2017 was .71%.
Annual Separate Account expenses are summarized, as follows:
Current Amount Deducted
Separate Account Annual Expenses
(as a percentage of net assets)
Expense Risk Fee	.15%
Administrative Charges	.40%(a)
Distribution Expense Charges	.35%
Total Separate Account Annual Expenses	.90%

(a)
Adviser Reimbursements. All Contracts with assets invested in the American Century VP Capital Appreciation Fund, up until October 9, 2017, and Fidelity portfolios qualified for a reduction in the fees they paid equal to reimbursements the Company received from service providers to those Subaccounts. The investment adviser for the American Century VP Capital Appreciation Fund reimbursed the Company at an annual rate of .25% for administrative expenses until October 9, 2017; and the transfer agent and distributor for the three Fidelity portfolios reimbursed the Company at an annual rate of .10% for certain services that the Company provided.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
4. Financial Highlights
Disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements of Separate Account No. 2 as follows.
In 2021, Separate Account No. 2 has elected to present the Financial Highlights in tabular format. Prior period financial highlights have also been retrospectively adjusted to the current presentation.
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)
Mutual of America Variable Insurance Portfolios Equity Index Portfolio	2021	1,948	$13.231	$25,779	0.90%	1.29%	27.40%
	2020(1)	2,122	$10.386	$22,041	0.90%(d)	–	15.04%(e)
Mutual of America Variable Insurance Portfolios All America Portfolio	2021	1,061	$33.619	$35,675	0.90%	0.97%	26.00%
	2020(1)	1,113	$26.681	$29,688	0.90%(d)	–	14.12%(e)
Mutual of America Variable Insurance Portfolios Small Cap Value Portfolio	2021	2,675	$3.087	$8,260	0.90%	0.75%	30.68%
	2020(1)	2,677	$2.363	$6,324	0.90%(d)	–	-2.84%(e)
Mutual of America Variable Insurance Portfolios Small Cap Growth Portfolio	2021	2,869	$4.273	$12,258	0.90%	0.09%	9.28%
	2020(1)	2,869	$3.910	$11,217	0.90%(d)	–	38.75%(e)
Mutual of America Variable Insurance Portfolios Mid-Cap Equity Index Portfolio	2021	347	$7.383	$2,563	0.90%	1.05%	23.44%
	2020(1)	347	$5.981	$2,076	0.90%(d)	–	12.01%(e)
Mutual of America Variable Insurance Portfolios Moderate Allocation Portfolio	2021	313	$3.482	$1,091	0.90%	–	13.67%
	2020(1)	313	$3.063	$960	0.90%(d)	–	9.17%(e)
Mutual of America Variable Insurance Portfolios Money Market Portfolio	2021	43	$2.371	$101	0.90%	–	-1.06%
	2020(1)	44	$2.396	$106	0.90%(d)	–	-0.56%(e)
Mutual of America Variable Insurance Portfolios Mid-Term Bond Portfolio	2021	182	$2.601	$473	0.90%	1.01%	-2.62%
	2020(1)	192	$2.671	$514	0.90%(d)	–	3.50%(e)
Mutual of America Variable Insurance Portfolios Bond Portfolio	2021	130	$7.014	$913	0.90%	1.59%	-3.39%
	2020(1)	136	$7.261	$989	0.90%(d)	–	4.07%(e)

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
4. Financial Highlights (continued)
Subaccount	Year End	Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)	Investment Income Ratios (b)	Total Returns (c)
Fidelity VIP Equity-Income Portfolio	2021	100	$121.814	$12,127	0.80%(f)	1.96%	23.90%
	2020	106	$98.318	$10,417	0.80%(f)	1.91%	5.84%
	2019	106	$92.889	$9,889	0.80%(f)	2.08%	26.43%
	2018	107	$73.472	$7,856	0.80%(f)	2.33%	-9.03%
	2017	107	$80.762	$8,673	0.80%(f)	1.74%	11.99%
Fidelity VIP Asset Manager Portfolio	2021	89	$69.650	$6,213	0.80%(f)	1.65%	9.04%
	2020	90	$63.874	$5,727	0.80%(f)	1.62%	13.96%
	2019	90	$56.052	$5,055	0.80%(f)	1.90%	17.31%
	2018	91	$47.782	$4,336	0.80%(f)	1.75%	-6.11%
	2017	91	$50.891	$4,647	0.80%(f)	1.90%	13.19%
Fidelity VIP Contrafund Portfolio	2021	756	$188.080	$142,095	0.80%(f)	0.06%	26.82%
	2020	756	$148.309	$112,114	0.80%(f)	0.25%	29.53%
	2019	756	$114.502	$86,617	0.80%(f)	0.47%	30.53%
	2018	757	$87.721	$66,411	0.80%(f)	0.72%	-7.12%
	2017	758	$94.450	$71,565	0.80%(f)	1.01%	20.91%
Vanguard VIF International Portfolio	2021	305	$62.233	$18,982	0.90%	0.29%	-2.42%
	2020	306	$63.779	$19,502	0.90%	1.23%	56.17%
	2019	307	$40.840	$12,531	0.90%	1.45%	30.04%
	2018	309	$31.406	$9,691	0.90%	0.84%	-13.40%
	2017	346	$36.266	$12,550	0.90%	1.11%	41.39%
American Century VP Capital Appreciation Fund	2021	110	$97.313	$10,667	0.90%	–	10.57%
	2020	110	$88.008	$9,677	0.90%	0.09%	41.71%
	2019	110	$62.102	$6,851	0.90%	0.05%	34.80%
	2018	111	$46.070	$5,102	0.90%	–	-5.78%
	2017	111	$48.896	$5,438	0.71%(g)	–	21.08%
Calvert VP SRI Balanced Portfolio	2021	24	$9.062	$222	0.90%	1.83%	14.09%
	2020	27	$7.943	$217	0.90%	1.95%	14.23%
	2019	31	$6.954	$213	0.90%	1.93%	23.29%
	2018	34	$5.640	$192	0.90%	1.90%	-3.55%
	2017	38	$5.848	$219	0.90%	2.30%	10.99%
DWS Capital Growth VIP	2021	64	$202.866	$13,058	0.90%	0.22%	21.68%
	2020	64	$166.724	$10,732	0.90%	0.50%	37.80%
	2019	64	$120.993	$7,788	0.90%	0.43%	35.91%
	2018	65	$89.026	$5,763	0.90%	0.87%	-2.48%
	2017	86	$91.294	$7,893	0.90%	0.75%	25.16%

(a)
This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.
(b)
This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values and charges made directly to participant accounts through the redemption of units.

AMERICAN SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS
 (CONTINUED)

December 31, 2021
4. Financial Highlights (continued)
The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.
(c)
The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.
(d)
Annualized.
(e)
Not annualized.
(f)
Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.
(g)
Absent reimbursement by American Century, the expense ratio would have been 0.90%.
(1)
For the period January 24, 2020 (Initial Offering Date of Units) to December 31, 2020.
5. Calculation of Accumulation Unit Values
Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.
The Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:
(a)
The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend multiplier for the preceding Valuation period, divided by
(b)
1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.
6. Other Matters
During 2020, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.
Management is still monitoring developments relating to COVID-19 and are coordinating its operational response based on existing business continuity plans and on guidance from global health organizations, relevant governments and general pandemic response best practices.
7. Subsequent Events
Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events through April 29, 2022. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.